                                                                  EXHIBIT 10.35


                          THE HOME DEPOT FUTUREBUILDER
                                FOR PUERTO RICO


                    ---------------------------------------

                          THE HOME DEPOT FUTUREBUILDER
                                FOR PUERTO RICO



         On this 15th day of June, 1998, Home Depot Puerto Rico, Inc., a corporation duly organized and existing under the laws of the Commonwealth of Puerto Rico (the "Controlling Company"), hereby adopts The Home Depot FutureBuilder For Puerto Rico (the "Plan").

                              STATEMENT OF PURPOSE

         A. PURPOSE OF THE PLAN. The primary purpose of the Plan is to recognize the contributions made to the Controlling Company and its participating affiliates by eligible employees and to reward those contributions by providing eligible employees with an opportunity to accumulate savings for their future security.

         B. TYPE OF PLAN. The Controlling Company intends that the Plan constitute a stock bonus plan qualified under Sections 1165(a) and 1165(e) of the Puerto Rico Internal Revenue Code of 1994.

                             STATEMENT OF AGREEMENT

         To adopt the Plan with the purposes and goals as hereinabove described, the Controlling Company hereby sets forth the terms and provisions as follows:

                  THE HOME DEPOT FUTUREBUILDER FOR PUERTO RICO

                               TABLE OF CONTENTS


                                                                                            PAGE

Article I DEFINITIONS.........................................................................i
   1.1      Account...........................................................................1
   1.2      Active Participant................................................................1
   1.3      Administrative Committee..........................................................1
   1.4      ADP or Actual Deferral Percentage.................................................1
   1.5      ADP Tests.........................................................................1
   1.6      Affiliate.........................................................................2
   1.7      Before-Tax Account................................................................2
   1.8      Before-Tax Contributions..........................................................2
   1.9      Beneficiary.......................................................................2
   1.10     Board.............................................................................2
   1.11     Break in Service..................................................................2
   1.12     Code..............................................................................2
   1.13     Company Contributions.............................................................2
   1.14     Company Stock.....................................................................3
   1.15     Company Stock Fund................................................................3
   1.16     Compensation means................................................................3
   1.17     Contributions means...............................................................3
   1.18     Controlling Company...............................................................3
   1.19     Covered Employee..................................................................3
   1.20     Deferral Election.................................................................4
   1.21     Disability or Disabled............................................................4
   1.22     Effective Date....................................................................4
   1.23     Elective Deferrals means..........................................................4
   1.24     Eligible Participant means........................................................4
   1.25     Eligible Retirement Plan..........................................................4
   1.26     Eligible Rollover Distribution....................................................4
   1.27     Employee means....................................................................5
   1.28     Employment Date...................................................................5
   1.29     Entry Date........................................................................5
   1.30     ERISA means.......................................................................5
   1.31     ESOP Account......................................................................5
   1.32     ESOP Contributions................................................................5
   1.33     Forfeiture........................................................................5
   1.34     Highly Compensated Employee.......................................................5
   1.35     Hour of Service...................................................................5
     (a)    General Rule......................................................................5
     (b)    Equivalencies.....................................................................6


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
     (c)    Uniformed Services................................................................6
     (d)    Changes by Administrative Committee...............................................6
     (e)    Computation Period................................................................7
   1.36     Investment Committee..............................................................7
   1.37     Investment Fund...................................................................7
   1.38     Investment Manager................................................................7
   1.39     Leave of Absence..................................................................7
   1.40     Matching Account..................................................................7
   1.41     Matching Contributions............................................................7
   1.42     Maternity or Paternity Leave......................................................7
   1.43     Maximum Deferral Amount...........................................................8
   1.44     Named Fiduciary...................................................................8
   1.45     Normal Retirement Age means age 65................................................8
   1.46     Participant.......................................................................8
   1.47     Participating Company.............................................................8
   1.48     Plan..............................................................................8
   1.49     Qualified Separation..............................................................8
   1.50     Qualified Spousal Waiver..........................................................8
   1.51     Restoration Contributions.........................................................8
   1.52     Rollover Account..................................................................9
   1.53     Rollover Contributions............................................................9
   1.54     Spouse or Surviving Spouse........................................................9
   1.55     Supplemental Account..............................................................9
   1.56     Supplemental Contributions........................................................9
   1.57     Transfer Account..................................................................9
   1.58     Transfer Contributions............................................................9
   1.59     Trust or Trust Agreement..........................................................9
   1.60     Trustee...........................................................................9
   1.61     Trust Fund.......................................................................10
   1.62     Valuation Date...................................................................10
   1.63     Year of Eligibility Service......................................................10
     (a)    Computation Period...............................................................10
     (b)    Predecessor Employer.............................................................10
   1.64     Year of Vesting Service..........................................................10
     (a)    Pre-Break Service................................................................10
     (b)    Post-Break Service...............................................................10
     (c)    Predecessor Plan.................................................................10
     (d)    Predecessor Employer.............................................................11
Article II ELIGIBILITY.......................................................................12
   2.1      Initial Eligibility Requirements.................................................12
     (a)    General Rule.....................................................................12
     (b)    New Participating Companies......................................................12
   2.2      Treatment of Interruptions of Service............................................12
     (a)    Termination Before Satisfying Eligibility Requirements...........................12


     (b)    Termination Before Participation.................................................12
     (c)    Reparticipation Upon Reemployment................................................12
   2.3      Change in Status.................................................................13
     (a)    Loss of Covered Employee Status..................................................13
     (b)    Change to Covered Employee Status................................................13
     (c)    Change by Participant............................................................13
Article III contributions....................................................................14
   3.1      Before-Tax Contributions.........................................................14
     (a)    Before-Tax Contributions.........................................................14
     (b)    Deferral Elections...............................................................14
   3.2      Matching Contributions...........................................................15
   3.3      ESOP Contributions...............................................................15
   3.4      Supplemental Contributions.......................................................16
   3.5      Form of Contributions............................................................16
   3.6      Timing of Contributions..........................................................16
     (a)    Before-Tax Contributions.........................................................16
     (b)    Matching, ESOP and Supplemental Contributions....................................16
   3.7      Contingent Nature of Company Contributions.......................................16
   3.8      Restoration Contributions........................................................16
     (a)    Restoration of Forfeitures.......................................................16
     (b)    Restoration Contribution.........................................................17
   3.9      Contributions Following Military Service.........................................17
Article IV ROLLOVERS AND TRANSFERS BETWEEN PLANS.............................................18
   4.1      Rollover Contributions...........................................................18
     (a)    Request by Covered Employee......................................................18
     (b)    Acceptance of Rollover...........................................................18
   4.2      Transfer Contributions...........................................................18
     (a)    Direct Transfers Permitted.......................................................18
     (b)    Mergers and Spin-offs Permitted..................................................18
     (c)    Establishment of Transfer Accounts...............................................18
     (d)    Transfer Accounts................................................................19
   4.3      Spin-offs to Other Plans.........................................................19
Article V PARTICIPANTS' ACCOUNTS; CREDITING AND ALLOCATIONS..................................20
   5.1      Establishment of Participants' Accounts..........................................20
   5.2      Allocation of Before-Tax, Matching, Rollover and Transfer Contributions..........20
   5.3      Allocation of ESOP Contributions.................................................20
   5.4      Allocation and Crediting of Supplemental Contributions...........................20
     (a)    General Provision................................................................20
     (b)    Per Capita Supplemental Contributions............................................21
     (c)    Proportional Supplemental Contributions..........................................21
     (d)    Bottoms-up Supplemental Contributions............................................21
     (e)    Matching Supplemental Contributions..............................................21
   5.5      Allocation of Forfeitures........................................................21
   5.6      Allocation and Crediting of Investment Experience................................22


     (a)    Determination of Earnings or Losses..............................................22
     (b)    Formula For Allocation...........................................................22
   5.7      Notice to Participants of Account Balances.......................................23
   5.8      Good Faith Valuation Binding.....................................................23
   5.9      Errors and Omissions in Accounts.................................................23
Article VI CONTRIBUTION AND LIMITATIONS AND NONDISCRIMINATION REQUIREMENTS...................24
   6.1      Deductibility Limitations........................................................24
   6.2      Maximum Limitation on Elective Deferrals.........................................24
     (a)    Maximum Elective Deferrals Under Affiliate Plans.................................24
     (b)    Return of Excess Before-Tax Contributions........................................24
     (c)    Return of Excess Elective Deferrals Provided by Other Affiliates.................24
     (d)    Discretionary Return of Elective Deferrals.......................................25
   6.3      Nondiscrimination Requirements for Before-Tax Contributions......................25
     (a)    ADP Test.........................................................................25
     (b)    Multiple Plans...................................................................25
     (c)    Adjustments to Actual Deferral Percentages.......................................25
     (d)    Coordination with Other Provisions...............................................26
   6.4      Construction of Limitations and Requirements.....................................27
Article VII INVESTMENTS......................................................................28
   7.1      Establishment of Trust Account...................................................28
   7.2      Investment Funds.................................................................28
     (a)    Named Investment Funds...........................................................28
     (b)    Reinvestment of Cash Earnings....................................................28
     (c)    Limitation on ESOP Investment....................................................28
   7.3      Participant Direction of Investments.............................................28
     (a)    Investment of Contributions......................................................28
     (b)    Investment of Existing Account Balances..........................................29
     (c)    Conditions Applicable to Elections...............................................29
     (d)    Restrictions on Investments......................................................29
   7.4      Valuation........................................................................30
     (a)    General..........................................................................30
     (b)    Value of Company Stock...........................................................30
   7.5      Voting and Tender Offer Rights with Respect to Investment Funds..................30
   7.6      Fiduciary Responsibilities for Investment Directions.............................30
   7.7      Appointment of Investment Manager; Authorization to Invest in Collective Trust...30
     (a)    Investment Manager...............................................................30
     (b)    Collective Trust.................................................................31
   7.8      Purchase of Life Insurance.......................................................31
   7.9      Voting and Tender Offer Rights With Respect to Company Stock.....................31
     (a)    Voting Rights....................................................................31
     (b)    Tender Offer Rights..............................................................31
     (c)    Confidentiality..................................................................32


     (d)    Dissemination of Pertinent Information...........................................32
Article VIII VESTING IN ACCOUNTS.............................................................33
   8.1      General Vesting Rule.............................................................33
     (a)    Fully Vested Accounts............................................................33
     (b)    Matching Account.................................................................33
     (c)    ESOP Account.....................................................................33
   8.2      Vesting Upon Attainment of Normal Retirement Age, Death or Disability............33
   8.3      Timing of Forfeitures and Vesting after Restoration Contributions................34
     (a)    Reemployment and Vesting Before any Distribution.................................34
     (b)    Reemployment And Vesting in ESOP Account After Distribution......................34
   8.4      Amendment to Vesting Schedule....................................................35
Article IX PAYMENT OF BENEFITS...............................................................36
   9.1      Benefits Payable Upon Separation From Service for Reasons Other than Death.......36
     (a)    General Rule Concerning Benefits Payable.........................................36
     (b)    Timing of Distribution...........................................................36
     (c)    Restrictions on Distributions from Before-Tax and Supplemental Accounts..........37
     (d)    Delay Upon Reemployment or Termination of Disability.............................37
   9.2      Death Benefits...................................................................38
   9.3      Cash-Out Payment of Benefits.....................................................38
   9.4      Manner of Distribution...........................................................38
   9.5      Qualified Domestic Relations Orders..............................................39
   9.6      Beneficiary Designation..........................................................39
     (a)    General..........................................................................39
     (b)    No Designation or Designee Dead or Missing.  In the event that:..................40
   9.7      Unclaimed Benefits...............................................................40
   9.8      Claims...........................................................................40
     (a)    Procedure........................................................................40
     (b)    Review Procedure.................................................................41
     (c)    Satisfaction of Claims...........................................................41
   9.9      Explanation of Rollover Distributions............................................41
Article X HARDSHIP WITHDRAWALS AND LOANS.....................................................42
   10.1     Hardship Withdrawals.............................................................42
     (a)    Parameters of Hardship Withdrawals...............................................42
     (b)    Immediate and Heavy Financial Need...............................................42
     (c)    Necessary to Satisfy a Financial Need............................................42
     (d)    Form of Distribution.............................................................43
     (e)    Source of Funds..................................................................43
   10.2     Loans to Participants............................................................43
     (a)    Grant of Authority...............................................................43
     (b)    Nondiscriminatory Policy.........................................................43
     (c)    Minimum Loan Amount..............................................................43
     (d)    Maximum Loan Amount..............................................................43
     (e)    Maximum Loan Term................................................................44
     (f)    Terms of Repayment...............................................................44

     (g)    Adequacy of Security.............................................................44
     (h)    Rate of Interest.................................................................45
     (i)    Source of Loan Amounts...........................................................45
     (j)    Crediting Loan Payments to Accounts..............................................45
     (k)    Remedies in the Event of Default.................................................45
Article XI ADMINISTRATION....................................................................47
   11.1     Administrative Committee; Appointment and Term of Office.........................47
     (a)    Appointment......................................................................47
     (b)    Removal; Resignation.............................................................47
     (c)    Certification....................................................................47
   11.2     Organization of Administrative Committee.........................................47
   11.3     Powers and Responsibility........................................................47
   11.4     Records of Administrative Committee..............................................48
     (a)    Notices and Directions...........................................................48
     (b)    Records..........................................................................48
   11.5     Reporting and Disclosure.........................................................49
   11.6     Construction of the Plan.........................................................49
   11.7     Assistants and Advisors..........................................................49
     (a)    Engaging Advisors................................................................49
     (b)    Reliance on Advisors.............................................................49
   11.8     Investment Committee.............................................................50
     (a)    Funding Policy...................................................................50
     (b)    Appointment......................................................................50
     (c)    Duties...........................................................................50
   11.9     Direction of Trustee.............................................................50
   11.10       Bonding.......................................................................51
   11.11       Indemnification...............................................................51
Article XII ALLOCATION OF AUTHORITY AND RESPONSIBILITIES.....................................52
   12.1     Controlling Company and Board....................................................52
     (a)    General Responsibilities.........................................................52
     (b)    Allocation of Authority..........................................................52
     (c)    Authority of Participating Companies.............................................52
   12.2     Administrative Committee.........................................................52
   12.3     Investment Committee.............................................................53
   12.4     Trustee..........................................................................53
   12.5     Limitations on Obligations of Fiduciaries........................................53
   12.6     Delegation.......................................................................53
   12.7     Multiple Fiduciary Roles.........................................................53
Article XIII AMENDMENT, TERMINATION AND ADOPTION.............................................54
   13.1     Amendment........................................................................54
   13.2     Termination......................................................................54
     (a)    Right to Terminate...............................................................54
     (b)    Vesting Upon Complete Termination................................................54
     (d)    Vesting Upon Partial Termination.................................................55



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
   13.3     Adoption of the Plan by a Participating Company..................................55
     (a)    Procedures for Participation.....................................................55
     (b)    Single Plan......................................................................56
     (c)    Authority under Plan.............................................................56
     (d)    Contributions to Plan............................................................56
     (e)    Withdrawal from Plan.............................................................56
   13.4     Merger, Consolidation and Transfer of Assets or Liabilities......................57
Article XIV MISCELLANEOUS....................................................................58
   14.1     Nonalienation of Benefits and Spendthrift Clause.................................58
     (a)    General Nonalienation Requirements...............................................58
     (b)    Exception for Qualified Domestic Relations Orders................................58
     (c)    Exception for Loans from the Plan................................................58
   14.2     Exclusive Benefit; Refund of Contributions.......................................59
     (a)    Permitted Refunds................................................................59
     (b)    Payment of Refund................................................................59
     (c)    Limitation on Refund.............................................................59
   14.3     Plan Expenses....................................................................59
   14.4     No Contract of Employment........................................................59
   14.5     Legally Incompetent..............................................................60
   14.6     Heirs, Assigns and Personal Representatives......................................60
   14.7     Title to Assets, Benefits Supported Only By Trust Fund...........................60
   14.8     Legal Action.....................................................................60
   14.9     No Discrimination................................................................61
   14.10       Headings......................................................................61
   14.11       Construction, Controlling Law.................................................61
   14.12       Severability..................................................................61
SCHEDULE A PARTICIPATING COMPANIES AND EFFECTIVE DATES......................................A-1
SCHEDULE B SERVICE WITH PREDECESSOR EMPLOYERS...............................................B-1

                                   ARTICLE I
                                  DEFINITIONS


         For purposes of the Plan, the following terms, when used with an initial capital letter, have the meanings set forth below unless a different meaning plainly is required by the context.

         1.1 Account means, with respect to a Participant or Beneficiary, the amount of money or other property in the Trust Fund, as is evidenced by the last balance posted in accordance with the terms of the Plan to the account record established for the Participant or Beneficiary. The Administrative Committee, as required by the terms of the Plan and otherwise as it deems necessary or desirable in its sole discretion, may establish and maintain separate subaccounts for each Participant and Beneficiary, provided allocations are made to such subaccounts in the manner described in Article V of the Plan. "Account" shall refer to the aggregate of all separate subaccounts or to individual, separate subaccounts, as may be appropriate in context.

         1.2 Active Participant means, for any Plan Year (or any portion thereof), any Covered Employee who, pursuant to the terms of Article II, has been admitted to, and not removed from, active participation in the Plan since the last date his employment commenced or recommenced.

         1.3 Administrative Committee means the committee that acts on behalf of the Controlling Company to administer the Plan as provided in Article XII. The Administrative Committee is the plan administrator, as that term is defined in ERISA Section 3(16)(A).

         1.4 ADP or Actual Deferral Percentage means, with respect to a specified group of Participants for a Plan Year, the average of the ratios (calculated separately for each Participant in such group and rounded to the nearest 1/100th of a percent) of (i) the total of the amount of Before-Tax Contributions, and to the extent designated by the Administrative Committee, the Supplemental Contributions actually paid to the Trustee on behalf of the Participant for the Plan Year, to (ii) the Participant's Compensation for the Plan Year. If a Highly Compensated Employee participates in the Plan and one or more other Section 1165(e) plans of any Affiliate to which before-tax contributions are made (other than a plan for which aggregation with the Plan is not permitted), the before-tax contributions made with respect to the Highly Compensated Employee shall be aggregated for purposes of determining his ADP. The ADP shall be rounded to the nearest 1/100th of a percent and shall be calculated in a manner consistent with the terms of Code Section 1165(e)(3) and the regulations promulgated thereunder. If a Participant is eligible to participate in the Plan for all or a portion of a Plan Year by reason of satisfying the eligibility requirements of Article II but makes no Before-Tax Contributions and receives no allocation of Supplemental Contributions that are taken into account for purposes of calculating his ADP, the Participant's ADP for the Plan Year shall be zero.

         1.5    ADP Tests means the nondiscrimination tests described in
Section 6.3.

         1.6    Affiliate means, as of any date, (i) a Participating Company,
(ii) any corporation which is a member of a controlled group of corporations (as defined in ERISA Section 210(c)) and (iii) any company, person or organization that, on such date is a trade or business (whether or not incorporated) that controls, is controlled by or is under common control (as defined by ERISA Section 210(d)) with a Participating Company.

         1.7 Before-Tax Account means the separate subaccount established and maintained on behalf of a Participant or Beneficiary to reflect his interest in the Trust Fund attributable to Before-Tax Contributions.

         1.8 Before-Tax Contributions means the amounts paid by a Participating Company to the Trust Fund at the election of Participants pursuant to the terms of Section 3.1(a).

         1.9    Beneficiary means the person(s) designated in accordance with
Section 9.6 to receive any death benefits payable under the Plan upon the death of a Participant.

         1.10 Board means the board of directors of the Controlling Company. A reference to the board of directors of any other Participating Company shall specify it as such.

         1.11 Break in Service means any Plan Year during which an Employee fails to complete at least 1 Hour of Service; provided, a Break in Service shall not be deemed to have occurred during any period for which he is granted a Leave of Absence.

                For purposes of determining whether or not an Employee has incurred a Break in Service, an Employee absent from work due to a Maternity or Paternity Leave shall be credited with at least 1 Hour of Service in the year in which the Maternity or Paternity Leave begins, unless such Hour of Service is not required to prevent the Employee from incurring a Break in Service in such year, in which event such Hour of Service shall be credited to the Employee in the immediately following year. No Hour of Service shall be credited due to Maternity or Paternity Leave as described in this Section unless the Employee furnishes proof satisfactory to the Administrative Committee (A) that his absence from work was due to a Maternity or Paternity Leave and (B) of the number of days he was absent due to the Maternity or Paternity Leave. The Administrative Committee shall prescribe uniform and nondiscriminatory procedures by which to make the above determinations. In addition, solely for the purpose of avoiding a Break in Service, to the extent required under the Family and Medical Leave Act of 1993 and the regulations thereunder, an Employee shall be deemed to be performing services for an Affiliate during any period the Employee is granted leave under such Act for
(i) the birth of a child, (ii) the placement with the Employee of a child for adoption or foster care, (iii) to care for the spouse or a child or parent of the Employee with a serious health condition, or (iv) for a serious health condition that makes the Employee unable to perform the functions of the Employee's job.

         1.12 Code means the Puerto Rico Internal Revenue Code of 1994, as amended.

         1.13 Company Contributions means Before-Tax, Matching, ESOP and Supplemental Contributions made by the Participating Companies pursuant to the terms of the Plan.

         1.14 Company Stock means the $.05 par value per share common stock of The Home Depot, Inc., a Delaware corporation with its principal office in Atlanta, Georgia.

         1.15 Company Stock Fund means a unitized fund invested primarily in Company Stock.

         1.16 Compensation means, for any Plan Year, the total of the amounts described in subsections (a) and (b), minus the amounts described in subsections (c) and (d), as follows:

                (a)     all of a Participant's wages, as defined in Code
Section 1141(a) for purposes of income tax withholding at the source that are reportable for income tax purposes, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of employment or the services performed (such as the exception for agricultural labor in Code Section 1141(a)(1)(A)); plus

                (b) all before-tax, salary deferral or reduction contributions made to the Plan and other Section 1165(e) plans of the Affiliates on behalf of a Participant for such Plan Year; minus

                (c) all amounts included in subsection (1) or (2) that consist of reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation and welfare benefits (even if includable in gross income); and minus

                (d) all amounts paid to the Participant during the Plan Year while he is not an Active Participant.

         1.17 Contributions means, individually or collectively, the Before-Tax, Matching, ESOP, Supplemental, Restoration, Rollover and Transfer Contributions permitted under the Plan.

         1.18 Controlling Company means Home Depot Puerto Rico, Inc., a corporation organized and existing under the laws of the Commonwealth of Puerto Rico, and its successors that adopt the Plan.

         1.19   Covered Employee means an Employee other than:

                (a) an individual who is classified as an independent contractor or leased employee under an Affiliate's customary worker classification practices, regardless of whether such person is an Employee;

                (b) an Employee who is covered by a collective bargaining agreement between a Participating Company and a collective bargaining unit, unless the terms of the collective bargaining agreement require that the Employee be eligible to participate in the Plan; or

                (c) an Employee who is a nonresident alien who receives no earned income from an Affiliate that constitutes income from sources within Puerto Rico.

         1.20 Deferral Election means an election by an Active Participant directing the Participating Company of which he is an Employee to withhold a percentage of his current Compensation from his paychecks and to contribute such withheld amounts to the Plan as Before-Tax Contributions, as provided in
Section 3.1.

         1.21 Disability or Disabled means that a Participant is wholly prevented from engaging in his regular duties for the Company or an Affiliate by reason of a medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration. The determination of Disability shall be made by the Administrative Committee or an entity or person appointed by the Administrative Committee; provided, until the Administrative Committee determines otherwise, such determination shall be made by an insurance carrier that offers long-term disability insurance to the public and that is selected by the Administrative Committee. In determining whether a Participant has suffered a Disability, the Administrative Committee or its designee may require such medical proof as it deems necessary, including the certificate of one or more licensed physicians selected by the Administrative Committee. The decision of the Administrative Committee as to Disability shall be final and binding. Notwithstanding anything herein to the contrary, a Participant shall be deemed to be Disabled upon a determination by the Social Security Administration, while the Participant is an Employee, that the Participant is eligible for Social Security disability benefits.

         1.22 Effective Date means June 15, 1998, the date that this adoption of the Plan generally is effective; provided, any effective date specified herein for any provision, if different from the Effective Date, shall control. The effective date of participation in the Plan for each Participating Company is the date set forth with respect to the Participating Company in Schedule A hereto.

         1.23 Elective Deferrals means, with respect to a Participant for any calendar year, the total amount of his Before-Tax Contributions.

         1.24 Eligible Participant means, for any Plan Year, (i) any Active Participant who is in the employ of an Affiliate on the last day of such Plan Year, and (ii) any Participant who terminated employment during the Plan Year as a result of a Qualified Separation.

         1.25 Eligible Retirement Plan means a plan that is a defined contribution plan, the terms of which permit the acceptance of rollover distributions and that is either (i) an individual retirement account described in Code Section 1169(a), (ii) an individual retirement annuity described in Code Section 1169(b), or (iii) a qualified trust described in Code Section 1165(a). In the case of a distribution to the Surviving Spouse, Eligible Retirement Plan means the accounts described in clauses (i) and (ii) hereof.

         1.26 Eligible Rollover Distribution means any distribution to an employee of all or any portion of the balance to his credit in a qualified trust (including any distribution to a Participant of all or any portion of his Account).

         1.27 Employee means any individual employed by a Participating Company (including officers, but excluding independent contractors and directors who are not officers or otherwise employees).

         1.28 Employment Date means the date on which an Employee first completes an Hour of Service for an Affiliate.

         1.29 Entry Date means the Effective Date and the first day each calendar quarter during which the Plan remains in effect. In addition, the Administrative Committee may prescribe and set forth on Schedule B a special Entry Date for any individuals who are employed by an acquired company [as described in Section 1.64(b)], and who otherwise have satisfied the requirements for eligibility.

         1.30 ERISA means the Employee Retirement Income Security Act of 1974, as amended.

         1.31 ESOP Account means the separate subaccount established and maintained on behalf of a Participant or Beneficiary to reflect his interest in the Trust Fund attributable to ESOP Contributions.

         1.32 ESOP Contributions means the discretionary amounts contributed by each Participating Company to the Trust Fund for allocation to Participants' ESOP Accounts, as provided in Section 3.3.

         1.33 Forfeiture means the amount that is removed from the Account of a former Employee as provided in Section 8.3.

         1.34 Highly Compensated Employee means, for any Plan Year, an Employee who receives Compensation exceeding the Compensation of two-thirds of all Employees who are Active Participants for that Plan Year.

         1.35 Hour of Service means the increments of time described in subsection (a) hereof, as modified by subsections (b), (c), (d) and (e) hereof:

                (a)     General Rule.

                        (1) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Affiliate during the applicable computation period;

                        (2) Each hour for which an Employee is paid, or entitled to payment, by an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or Leave of Absence; provided:

                                (A)     Except as otherwise required by law,
                  no more than 501

                  Hours of Service shall be credited under this subsection (2) to an Employee for any single continuous period during which he performs no duties as an employee of an Affiliate (whether or not such period occurs in a single computation period);

                                (B)     An hour for which an Employee is
                  directly or indirectly paid, or entitled to payment, on account of a period during which he performs no duties as an employee of an Affiliate shall not be credited as an Hour of Service if such payment is made or due under a plan maintained solely to comply with applicable workers' compensation, unemployment compensation or disability insurance laws; and

                                (C) Hours of Service shall not be credited to an Employee for a payment which solely reimburses such Employee for medical or medically related expenses incurred by him.

For purposes of this subsection (2), a payment shall be deemed to be made by or due from an Affiliate regardless of whether such payment is made by or due from an Affiliate directly, or indirectly through, among others, a trust fund or insurer, to which the Affiliate contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular employees or are on behalf of a group of employees in the aggregate; and

                        (3) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Affiliate; provided, the same Hours of Service shall not be credited both under subsection (1) or subsection (2), as the case may be, and under this subsection (3); and, provided further, crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in subsection (2) shall be subject to the limitations set forth in that subsection.


                (b) Equivalencies. Each Employee for whom an Affiliate does not keep records of actual Hours of Service shall be credited, in accordance with this Section and applicable regulations promulgated by the Department of Labor, with 45 Hours of Service for each week for which such Employee would be required to be credited with at least 1 Hour of Service.

                (c) Uniformed Services. To the extent required under the Uniformed Services Employment and Reemployment Rights Act of 1994, an Employee who leaves the services of an Affiliate to enter the uniformed forces and returns to service with an Affiliate shall be credited with Hours of Service in respect of such uniformed service.

                (d) Changes by Administrative Committee. The rate or manner used for crediting Hours of Service may be changed at the direction of the Administrative Committee from time to time so as to facilitate administration and to equitably reflect the purposes of the Plan; provided, no change shall be effective as to any Plan Year for which allocations have been made pursuant to
Article V at the time such change is made; and, provided further, Hours of Service shall be credited and determined in compliance with Department of Labor Regulation

Sections 2530.200b-2(b) and (c), 29 CFR Part 2530, as may be amended from time to time, or such other regulations as may from time to time be applicable.

                (e) Computation Period. For purposes of this Section, a "computation period" means the 12-month period that forms the basis for determining an Employee's Years of Eligibility Service or Years of Vesting Service, whichever is applicable.

         1.36 Investment Committee means the committee which shall act on behalf of the Controlling Company with respect to making and effecting investment decisions, all as provided in Article XI. Unless the Controlling Company specifies otherwise, the Administrative Committee shall serve as the Investment Committee. The Controlling Company may act in lieu of the Investment Committee as it deems appropriate or desirable.

         1.37 Investment Fund means any of the investment funds established under Section 7.2.

         1.38 Investment Manager means an "investment manager" within the meaning of ERISA Section 3(38).

         1.39 Leave of Absence means an excused leave of absence granted to an Employee by an Affiliate in accordance with applicable federal or Puerto Rico law or the Affiliate's personnel policy. Among other things, a Leave of Absence shall be granted to an Employee:

                (a) who leaves the service of an Affiliate, voluntarily or involuntarily, to enter the Armed Forces of the United States; provided, (i) the Employee is legally entitled to reemployment under the veteran's reemployment rights provisions as codified at 38 USC Section 2021, et seq., its predecessors and successors, and (ii) the Employee applies for and reenters service with an Affiliate within the time, in the manner and under the conditions prescribed by law; and

                (b) under such other circumstances as the Administrative Committee shall determine are fair, reasonable and equitable, as applied uniformly among Employees under similar circumstances.

         1.40 Matching Account means the separate subaccount established and maintained on behalf of a Participant or Beneficiary to reflect his interest in the Trust Fund attributable to Matching Contributions.

         1.41 Matching Contributions means the amounts paid to by each Participating Company to the Trust Fund as a match to Participants' Before-Tax Contributions, as provided in Section 3.2.

         1.42 Maternity or Paternity Leave means any period during which an Employee is absent from work as an employee of an Affiliate (i) because of the pregnancy of such Employee; (ii) because of the birth of a child of such Employee; (iii) because of the placement of a child with such Employee in connection with the adoption of such child by such Employee; or (iv) for purposes of such Employee caring for a child immediately after the birth or placement of such child.

         1.43 Maximum Deferral Amount means $8,000, as adjusted from time to time in accordance with Code Section 1165(e)(7).

         1.44 Named Fiduciary means the Controlling Company, the Board, the Administrative Committee and the Investment Committee.

         1.45   Normal Retirement Age means age 65.

         1.46 Participant means any person who has been admitted to, and has not been removed from, participation in the Plan pursuant to Article II. "Participant" shall include Active Participants and former Employees who have an Account under the Plan.

         1.47 Participating Company means any Affiliate that has adopted or hereafter may adopt the Plan for the benefit of its employees and which continues to participate in the Plan, as provided in Section 13.3. A list of the Participating Companies with the dates as of which their participation became effective is set forth on Schedule A hereto.

         1.48 Plan means The Home Depot FutureBuilder for Puerto Rico as contained herein and all amendments thereto. The Plan is intended to be a stock bonus plan qualified under Code Sections 1165(a) and 1165(e).

         1.49 Qualified Separation means a separation from service (i) on or after attaining Normal Retirement Age, (ii) on account of Disability, or (iii) on account of death.

         1.50 Qualified Spousal Waiver means a written election executed by a Spouse, delivered to the Administrative Committee and witnessed by a notary public or a Plan representative, which consents to the payment of all or a specified portion of a Participant's death benefit to a Beneficiary other than such Spouse and which acknowledges that such Spouse has waived his right to be the Participant's Beneficiary under the Plan. A Qualified Spousal Waiver shall be valid only with respect to the Spouse who signs it and shall apply only to the alternative Beneficiary designated therein, unless the written election expressly permits other designations without further consent of the Spouse. A Qualified Spousal Waiver shall be irrevocable unless revoked by the Participant by way of (i) a written statement executed by the Participant and delivered to the Administrative Committee or (ii) a written revocation of the nonspouse Beneficiary designation to which such Spouse has consented; provided, any such revocation must be received by the Administrative Committee prior to the Participant's date of death.

         1.51 Restoration Contributions means the amounts paid to the Trust Fund on behalf of a rehired individual pursuant to Section 3.8.

         1.52 Rollover Account means the separate subaccount established and maintained on behalf of a Participant or Beneficiary to reflect his interest in the Trust Fund attributable to Rollover Contributions.

         1.53 Rollover Contributions means the amounts contributed to the Trust Fund as "rollover" contributions under Code Section 1165(b)(2). An amount shall be treated as a Rollover Contribution only to the extent that its acceptance by the Trustee is permitted under the Code.

         1.54 Spouse or Surviving Spouse means a person who is treated as married to a Participant under the laws of the place of residence of the Participant. The determination of a Participant's Spouse or Surviving Spouse shall be made as of the date of the Participant's death. In addition, a Participant's former spouse shall be treated as his Spouse or Surviving Spouse to the extent provided under a qualified domestic relations order as defined in ERISA Section 206(d)(3).

         1.55 Supplemental Account means the separate subaccount established and maintained on behalf of a Participant or Beneficiary to reflect his interest in the Trust Fund attributable to Supplemental Contributions.

         1.56 Supplemental Contributions means the amounts paid to the Trust Fund by each Participating Company pursuant to Section 3.4, to the extent used to help satisfy the ADP Test.

         1.57 Transfer Account means one or more separate subaccounts established and maintained on behalf of a Participant or Beneficiary to reflect his interest in the Trust Fund attributable to Transfer Contributions; provided, to the extent that the Administrative Committee (in conjunction with the Plan's recordkeeper) deems appropriate, other subaccounts (for example, Before-Tax or Matching Accounts) may be used to reflect Participant's interests attributable to Transfer Contributions. "Transfer Account" shall refer to the aggregate of all separate subaccounts established for Transfer Contributions or to individual, separate subaccounts appropriately described, as may be appropriate in context. Transfer Accounts shall be reflected and described on a schedule hereto or in other Plan records.

         1.58   Transfer Contributions means amounts which are received either
(i) by a direct trustee-to-trustee transfer or (ii) as part of a spin-off, merger or other similar event by the Trustee from the trustee or custodian of another qualified retirement plan and held in the Trust Fund on behalf of a Participant or Beneficiary. Transfer Contributions shall retain the character that those contributions had under the other qualified retirement plan; for example, after-tax contributions under the prior plan shall continue to be treated as after-tax contributions when held in the Transfer Account.

         1.59 Trust or Trust Agreement means the separate agreement between the Controlling Company and the Trustee governing the creation of the Trust Fund, and all amendments thereto.

         1.60 Trustee means the party or parties so designated from time to time under the Trust Agreement.

         1.61 Trust Fund means the total amount of cash and other property held by the Trustee (or any nominee thereof) at any time under the Trust Agreement.

         1.62 Valuation Date shall mean the last day of each calendar quarter or such other date or dates as determined by the Administrative Committee.

         1.63 Year of Eligibility Service means a 12-consecutive month period during which an Employee completes no less than 1,000 Hours of Service, subject to subsections (a) and (b) below:

                (a) Computation Period. For purposes of determining whether an Employee has completed a Year of Eligibility Service, the computation period initially shall be the 12-consecutive-month period beginning on the Employee's Employment Date and thereafter shall be each Plan Year, beginning with the Plan Year that includes the first anniversary of the Employee's Employment Date.

                (b) Predecessor Employer. Unless otherwise determined by the Administrative Committee, an Employee's periods of employment with any company or enterprise (i) acquired in whole or in part by, (ii) merged into, or (iii) all or a portion of the assets or business of which are acquired by, an Affiliate shall be taken into account in determining whether he has completed a Year of Eligibility Service.

         1.64 Year of Vesting Service means each Plan Year beginning on or after January 1, 1988 during which an Employee completes at least 1,000 hours of Service, subject to the rules, additions and limitations in subsections (a),
(b), (c), and (d) hereof:

                (a) Pre-Break Service. If a Participant incurs a Break in Service, the Participant shall not be credited with Years of Vesting Service completed prior to such Break in Service unless and until such Participant has completed a Year of Vesting Service following his reemployment. In addition, Years of Vesting Service completed prior to a period in which the Participant incurred 5 or more consecutive Breaks in Service shall be disregarded under the Plan if the Participant had no vested interest in his Account at the time the first such Break in Service commenced.

                (b) Post-Break Service. Years of Vesting Service completed after a period in which the Participant had at least 5 consecutive Breaks in Service shall be disregarded for the purpose of determining his vested interest in that portion of his Account which accrued before such Breaks in Service.

                (c)     Predecessor Plan. To the extent required by ERISA
Section 210(b) and not otherwise counted hereunder, if an Affiliate maintains a plan that is or was the qualified retirement plan of a predecessor employer, an Employee's periods of employment with such predecessor employer shall be taken into account in determining his Years of Vesting Service.

                (d) Predecessor Employer. Unless otherwise determined by the Administrative Committee, an Employee's periods of employment with any company or enterprise (i) acquired in whole or in part by, (ii) merged into, or (iii) all or a portion of the assets or business of which are acquired by, an Affiliate shall be taken into account in determining whether he has completed a Year of Eligibility Service.

                                   ARTICLE II
                                  ELIGIBILITY

         2.1    Initial Eligibility Requirements.


                (a) General Rule. Except as provided in subsection (b) hereof, every Covered Employee shall become an Active Participant on the Entry Date coinciding with or next following the date on which he first has completed 1 Year of Eligibility Service, provided he is a Covered Employee on such Entry Date. If a Covered Employee fails to complete a Year of Eligibility Service during the initial 12-consecutive-month period beginning on his Employment Date but subsequently completes 1,000 Hours of Service during a Plan Year beginning after the Employee's Employment Date, he shall become an Active Participant as of the Entry Date coinciding with or immediately following the date on which he first has completed 1 Year of Eligibility Service.

                (b) New Participating Companies. For employees of companies that become Participating Companies after the Effective Date, each Covered Employee employed by a Participating Company on the date such Participating Company first becomes a Participating Company shall become an Active Participant as of such Participating Company's effective date under the Plan, if, as of the Participating Company's effective date, the Covered Employee has met the eligibility requirements under subsection (a).

         2.2    Treatment of Interruptions of Service.

                (a) Termination Before Satisfying Eligibility Requirements. If a Covered Employee terminates employment before satisfying the eligibility requirements set forth in Section 2.1 and then is reemployed by the Company, he shall become an Active Participant in accordance with the requirements of
Section 2.1(a).

                (b) Termination Before Participation. If a Covered Employee satisfies the eligibility requirements set forth in Section 2.1, terminates employment with the Company before the Entry Date on which he otherwise would become an Active Participant, and then is reemployed by the Company prior to completing a Break in Service, he shall become an Active Participant as of the later of (i) the Entry Date on which he otherwise would have become an Active Participant if he had not terminated employment or (ii) the Entry Date coinciding with or immediately preceding the date he is reemployed as a Covered Employee.

                (c) Reparticipation Upon Reemployment. If an Active Participant terminates employment with the Company, his active participation in the Plan shall cease immediately, and he again shall become an Active Participant as of the day he again becomes a Covered Employee. However, regardless of whether he again becomes an Active Participant, he shall continue to be a Participant until he no longer has an Account under the Plan.

         2.3    Change in Status.

                (a)     Loss of Covered Employee Status. If a Covered Employee
(i) satisfies the eligibility requirements set forth in Section 2.1, (ii) changes his employment status (but remains employed) so that he ceases to be a Covered Employee before the Entry Date on which he otherwise would become an Active Participant, and (iii) then again changes his employment status and becomes a Covered Employee, he shall become an Active Participant as of the later of the date he again becomes a Covered Employee or the Entry Date on which he otherwise would become an Active Participant.

                (b) Change to Covered Employee Status. If an Employee who first satisfies the eligibility requirements of Section 2.1 while he is not a Covered Employee subsequently changes his employment status so that he becomes a Covered Employee, he shall become an Active Participant as of the later of the date of his change in status or the Entry Date on which he otherwise would become an Active Participant.

                (c) Change by Participant. If an Active Participant changes his status of employment (but remains employed) so that he is no longer a Covered Employee, his active participation in the Plan shall cease immediately, and he shall again become an Active Participant in the Plan as of the day he again becomes a Covered Employee. However, regardless of whether he again becomes an Active Participant, he shall continue to be a Participant until he no longer has an Account under the Plan.

                                  ARTICLE III
                                 CONTRIBUTIONS


         3.1    Before-Tax Contributions.

                (a) Before-Tax Contributions. Each Participating Company shall contribute to the Plan, on behalf of each Active Participant employed by such Participating Company and for each regular payroll period and for each other payment of compensation for which such Active Participant has a Deferral Election in effect with such Participating Company, a Before-Tax Contribution in an amount equal to the amount by which such Active Participant's Compensation has been reduced for such period pursuant to his Deferral Election. The amount of the Before-Tax Contribution shall be determined in increments of 1 percent of such Active Participant's Compensation for each payroll period. An Active Participant may elect to reduce his Compensation for any period by a minimum of 1 percent and a maximum of 10 percent (or such lower minimum or higher maximum percentage and/or amount established by the Administrative Committee from time to time); provided, the maximum limitations in Article VI shall apply.

                (b) Deferral Elections. Each Active Participant who desires that his Participating Company make a Before-Tax Contribution on his behalf shall make a Deferral Election. Such Deferral Election shall provide for the reduction of his Compensation while he is an Active Participant employed by a Participating Company. A Deferral Election may be made on a form, through an interactive telephone system, or through such other format or process permitted by the Administrative Committee. The Administrative Committee may prescribe such nondiscriminatory terms and conditions governing the use of the Deferral Elections as it deems appropriate. Subject to any modifications, additions or exceptions which the Administrative Committee deems appropriate, the following terms shall apply to Deferral Elections:

                        (1) Effective Date. An Active Participant may make an initial Deferral Election with a Participating Company, effective for the first paycheck payable on or after an Entry Date.

                        (2) Term. Each Active Participant's Deferral Election with a Participating Company shall remain in effect in accordance with its original terms until the earlier of (A) the date the Active Participant ceases to be a Covered Employee of all Participating Companies, (B) the date the Active Participant revokes such Deferral Election pursuant to the terms of paragraph (b)(3) hereof, or (C) the date the Active Participant or the Administrative Committee modifies such Deferral Election pursuant to the terms of paragraph (b)(4) or (b)(5) hereof. If the final payment of Compensation to an Active Participant is not made through the Participating Company's regular payroll process, the Active Participant's Deferral Election shall not apply to such payment. If a Participant is transferred from the employment of a Participating Company to the employment of another Participating Company, his Deferral Election with the first Participating Company will remain in effect and will apply to his Compensation from the second Participating Company until the earlier of (A), (B) or (C) of the preceding sentence.

                        (3) Revocation. An Active Participant's Deferral Election shall terminate upon his ceasing to be a Covered Employee. In addition, an Active Participant may revoke his Deferral Election, and such revocation shall be effective as soon as practicable after the date on which it is received. An Active Participant who revokes a Deferral Election may make a new Deferral Election, effective as soon as practicable after the date of such election.

                        (4) Modification by Participant. An Active Participant may modify his existing Deferral Election to increase or decrease the percentage of his Contribution by making a new Deferral Election. Such notification shall be effective as soon as practicable after the date of such election.

                        (5) Modification by Administrative Committee. Notwithstanding anything herein to the contrary, the Administrative Committee may modify any Deferral Election of any Active Participant at any time by decreasing the percentage of any Before-Tax Contributions to any extent the Administrative Committee believes necessary to comply with the limitations described in Article VI.

         3.2    Matching Contributions.

                For each Active Participant on whose behalf a Participating Company has made any Before-Tax Contributions, such Participating Company shall make, with respect to such payroll period or other payment of Compensation, a Matching Contribution to the Plan, equal to 50 percent of the amount of the total of such Before-Tax Contributions; provided, such Matching Contributions shall not exceed 2.5 percent of the Active Participant's Compensation paid by the Participating Company for such payroll period (that is, the 50 percent Matching Contribution shall not be applied to the amount of a Before-Tax Contribution that exceeds 5 percent of a Participant's Compensation for a payroll period), nor shall such amount exceed (or cause the Contributions to exceed) any of the maximum limitations described in Section 6.1. The Board, in its sole discretion, may change the 50 percent and 5 percent levels set forth hereinabove.

         3.3    ESOP Contributions.

                The Controlling Company may, but shall not be required to, make an ESOP Contribution to the Plan with respect to each Plan Year. Subject to the limitations set forth in Section 6.1, the amount of any such ESOP Contribution shall be determined by the Board in its sole discretion. If the Controlling Company makes an ESOP Contribution to the Plan for a Plan Year, each other Participating Company shall contribute to the Plan for such Plan Year the same percentage of Compensation that the Participating Company pays to its Employees who are Eligible Participants for such Plan Year as the Controlling Company contributes with respect to its Employees who are Eligible Participants for such Plan Year.

         3.4    Supplemental Contributions.

                To the extent and in such amounts as the Administrative Committee, in its sole discretion, deems desirable to help satisfy the ADP Test for any Plan Year and subject to the requirements and limitations set forth in
Section 6.1 and Section 6.3, each Participating Company shall make a Supplemental Contribution for a Plan Year.

         3.5    Form of Contributions.

                All Contributions shall be paid to the Trustee in the form of cash or shares of Company Stock, as determined by the Board.

         3.6    Timing of Contributions.

                (a) Before-Tax Contributions. Each Participating Company that withholds Before-Tax Contributions from an Active Participant's paycheck pursuant to a Deferral Election shall pay such Before-Tax Contributions to the Trustee as of the earliest date (but not later than the 15th business day of the month following the month in which such amounts otherwise would have been payable to such Active Participant in cash or such earlier date as required by law) on which such Contributions can reasonably be segregated from the Participating Company's general assets.

                (b) Matching, ESOP and Supplemental Contributions. Each Participating Company shall pay its Matching, ESOP and Supplemental Contributions to the Trustee (i) on or before the date for filing its income tax return (including extensions thereof) for the tax year to which such Matching, ESOP and Supplemental Contributions relate, or (ii) on or before such other date as shall be within the time allowed to permit the Participating Company to properly deduct, for income tax purposes and for the tax year of the Participating Company in which the obligation to make such Contributions was incurred, the full amount of such Matching, ESOP and Supplemental Contributions; provided, in the event the amount of Supplemental Contributions cannot be calculated by the latest date described hereinabove, such Supplemental Contributions may be made at a later date which is on or before the last day of the Plan Year following the Plan Year to which such Supplemental Contributions relate.

         3.7    Contingent Nature of Company Contributions.

                Notwithstanding Section 3.1 and subject to the terms of Section 14.2, each Company Contribution made to the Plan by a Participating Company is made expressly contingent upon the deductibility thereof for income tax purposes for the taxable year of the Participating Company with respect to which such Company Contribution is made.

         3.8    Restoration Contributions.

                (a) Restoration of Forfeitures. If a Participant has forfeited his nonvested Account in accordance with Section 8.3, and such Participant subsequently is rehired as a Covered

Employee prior to the occurrence of 5 consecutive Breaks in Service, his Account shall be credited with all of the benefits (unadjusted for gains or losses) which were forfeited, as determined pursuant to Section 8.3.

                (b) Restoration Contribution. The assets necessary to fund the Account of the rehired individual shall be provided no later than as of the end of the Plan Year following the Plan Year in which the individual is rehired, and shall be provided in the discretion of the Administrative Committee from (i) income or gain to the Trust Fund, (ii) Forfeitures arising from the Accounts of Participants employed or formerly employed by the Participating Companies, or (iii) Contributions by the Participating Companies.

         3.9    Contributions Following Military Service.

                To the extent and in the manner required by the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA"), the Administrative Committee shall provide for Contributions to be made by and on behalf of persons entitled to reemployment following uniformed service. Matching Contributions shall be made with respect to such period of uniformed service only to the extent that the Participant makes Before-Tax Contributions with respect to such period in the manner prescribed by the Administrative Committee in accordance with USERRA. For purposes of determining the amount of Contributions that may be made by or on the behalf of a Participant with respect to a period of uniformed service, the Participant's Compensation for such period shall be based on (i) the Compensation the Participant would have received but for such period of uniformed service, or (ii) if such amount is not reasonably certain, the Participant's average rate of Compensation during the 12-month period immediately preceding such period of uniformed service (or, if shorter, the Participant's period of employment with all Affiliates immediately preceding such period of uniformed service).

                                  ARTICLE IV
                     ROLLOVERS AND TRANSFERS BETWEEN PLANS

         4.1    Rollover Contributions.

                (a) Request by Covered Employee. An Active Participant may make a written request to the Administrative Committee (or its designee) that he be permitted to make a Rollover Contribution. Such written request shall contain a statement, satisfactory to the Administrative Committee, that the property constitutes a Rollover Contribution.

                (b) Acceptance of Rollover. Subject to the terms of the Plan and the Code, the Administrative Committee, in its sole discretion, shall determine whether (and if so, under what conditions) a Rollover Contribution shall be accepted at any time by the Trustee. For example, the Administrative Committee, in its sole discretion, may decide to allow Rollover Contributions from Participants and/or direct Rollover Contributions from another qualified retirement plan [as described in Code Section 1165(b)(2)]. If the Administrative Committee (or its designee) permits an Active Participant to make a Rollover Contribution, the amount of the Rollover Contribution shall be transferred to the Trustee and allocated as soon as practicable thereafter to a Rollover Account for the Active Participant. Unless the Administrative Committee permits otherwise, all Rollover Contributions shall be made in cash.

         4.2    Transfer Contributions.

                (a) Direct Transfers Permitted. The Administrative Committee, in its sole discretion, shall permit direct trustee-to-trustee transfers of assets and liabilities to the Plan [which shall be distinguished from direct Rollover Contributions as described in Code Section 1165(b)(2)] as a Transfer Contribution on behalf of an Active Participant. However, in no event shall a Transfer Contribution be accepted on behalf of an Active Participant if such Transfer Contribution is from a retirement plan which, with respect to such Participant, is subject to the requirements of providing any alternative form of benefit not permitted under the Plan.

                (b) Mergers and Spin-offs Permitted. The Administrative Committee, in its sole discretion, shall permit other qualified retirement plans to transfer assets and liabilities to the Plan as part of a merger, spin-off or similar transaction. Any such transfer shall be made in accordance with the terms of the Code and subject to such rules and requirements as the Administrative Committee may deem appropriate. Without limitation, the Administrative Committee shall determine the schedule under which such Transfer Contributions shall vest. Notwithstanding anything herein to the contrary, in no event shall a Transfer Contribution be accepted if the transferring plan is subject to the requirements of providing any alternative form of benefit not permitted under the Plan.

                (c) Establishment of Transfer Accounts. As soon as practicable after the date the Trustee receives a Transfer Contribution, there shall be credited to one or more Transfer Accounts of each Participant the total amount received from the respective accounts of such Participant in the transferring qualified retirement plan. Any amounts so credited as a result of any such merger or spin-off or other transfer shall be subject to all of the terms and conditions of the Plan from and after the date of such transfer.

                (d) Transfer Accounts. The rules and terms applicable to Transfer Contributions and resulting Transfer Accounts shall be reflected on a schedule hereto or in other Plan records.

         4.3    Spin-offs to Other Plans.

                The Administrative Committee, in its sole discretion, may cause the Plan to transfer to another qualified retirement plan (as part of a spin-off or similar transaction) assets and liabilities maintained under the Plan. Any such transfer shall be made in accordance with the terms of the Code and subject to such rules and requirements as the Administrative Committee may deem appropriate. Upon the effectiveness of any such transfer, the Plan and Trust shall have no further responsibility or liability with respect to the transferred assets and liabilities.

                                   ARTICLE V
               PARTICIPANTS' ACCOUNTS; CREDITING AND ALLOCATIONS

         5.1    Establishment of Participants' Accounts.

                The Administrative Committee shall establish and maintain, on behalf of each Participant and Beneficiary, an Account which shall be divided into segregated subaccounts. The subaccounts shall include Before-Tax, Matching, ESOP, Supplemental, Rollover and Transfer Accounts and such other subaccounts as the Administrative Committee deems appropriate. Each Account shall be credited with Contributions allocated to such Account and generally shall be credited with income on investments derived from the assets of such Account. Notwithstanding anything herein to the contrary, while Contributions may be allocated to a Participant's Account as of a particular date (as specified in the Plan), such Contributions shall actually be added to a Participant's Account and shall be credited with investment experience only from the date such Contributions are received and credited to the Participant's Account by the Trustee. Each Account of a Participant or Beneficiary shall be maintained until the value thereof has been distributed to or on behalf of such Participant or Beneficiary.

         5.2 Allocation of Before-Tax, Matching, Rollover and Transfer Contributions.

                As of, or as soon as administratively practicable after, each Valuation Date coinciding with or immediately following the date on which Before-Tax, Matching, Rollover and Transfer Contributions are received on behalf of an Active Participant, such Contributions shall be allocated and credited directly to the appropriate Before-Tax, Matching, Rollover and Transfer Accounts of such Active Participant.

         5.3    Allocation of ESOP Contributions.

                As of the last day of each Plan Year for which the Company makes (or is deemed to have made) ESOP Contributions, each Eligible Participant shall have credited to his Account a portion of such ESOP Contributions. The amount of such ESOP Contributions shall be allocated among Eligible Participants' Accounts in the same proportion that the Compensation of each Eligible Participant for the Plan Year bears to the total Compensation of all Eligible Participants for the Plan Year. If a combination of cash and Company Stock is allocated, the allocation formula described in this subsection shall be applied separately to the cash and Company Stock.

         5.4    Allocation and Crediting of Supplemental Contributions.

                (a) General Provision. As of the last day of each Plan Year for which the Participating Companies make (or are deemed to have made) Supplemental Contributions, each individual who is or was an Active Participant at any time during the Plan Year and who is not a Highly Compensated Employee shall have allocated and credited to his Supplemental Account a portion of the Supplemental Contributions made for such Plan Year by the Participating Companies. The Administrative Committee shall cause a portion of such Supplemental

Contributions to be allocated to the Supplemental Account of each such Active Participant in accordance with the terms of subsection (b), (c) (d) or (e) hereof, whichever is applicable.

                (b) Per Capita Supplemental Contributions. To the extent that the Administrative Committee designates all or any portion of the Supplemental Contributions for a Plan Year as "Per Capita Supplemental Contributions," such Contributions shall be allocated to the Supplemental Accounts of all Eligible Participants who are not Highly Compensated Employees on a per capita basis (that is, the same dollar amount shall be allocated to the Supplemental Account of each such Eligible Participant).

                (c) Proportional Supplemental Contributions. To the extent that the Administrative Committee designates all or any portion of the Supplemental Contributions for a Plan Year as "Proportional Supplemental Contributions," such Contributions shall be allocated to the Supplemental Account of each Eligible Participant who is not a Highly Compensated Employee in the same proportion that (i) the Compensation of such Eligible Participant for such Plan Year bears to (ii) the total Compensation of all such Eligible Participants for such Plan Year.

                (d) Bottoms-up Supplemental Contributions. To the extent that the Administrative Committee designates all or any portion of the Supplemental Contributions for a Plan Year as "Bottoms-up Supplemental Contributions," such Contributions shall be allocated to the Supplemental Account of some or all Active Participants who are not Highly Compensated Employees, (A) beginning with such of the Active Participant(s) who have the lowest Compensation, until such Active Participant(s) reach 25 percent of their Compensation for the Plan Year (determined without taking into account the exclusion from Compensation provided in Section 1.16(d)), or the amount of the Supplemental Contributions is fully allocated, and then (B) continuing with successive individuals or groups of such Active Participants in the same manner until the amount of the Bottoms-up Supplemental Contributions is fully allocated.

                (e) Matching Supplemental Contributions. To the extent that the Administrative Committee designates all or any portion of the Supplemental Contributions for a Plan Year as "Matching Supplemental Contributions," such Contributions shall be allocated to the Supplemental Account of each Eligible Participant who is not a Highly Compensated Employee in the same proportion that (i) such Eligible Participant's Plan Year Before-Tax Contributions that do not exceed the maximum amount of Before-Tax Contributions taken into account in determining Matching Contributions for such Plan Year bears to (ii) the total of all such Eligible Participants' Plan Year Before-Tax Contributions (calculated by taking into account for such Eligible Participants only the maximum amount of Before-Tax Contributions taken into account in determining Matching Contributions for such Plan Year).

         5.5    Allocation of Forfeitures.

                To the extent Forfeitures for a Plan Year are not used to pay Restoration Contributions pursuant to Section 3.8(b), to replace abandoned Accounts as provided in Section 9.7 or to pay Plan expenses as provided in
Section 14.3, the Administrative Committee, in its sole discretion, shall deem such Forfeitures to be Matching, Supplemental or ESOP Contributions (which shall first be used to reduce the Participating Companies' obligation, if any, to make such Contributions pursuant to the terms of the Plan and then shall be added to, and combined with, any such other Contributions made for such Plan Year by the Participating Companies), and such Forfeitures shall be allocated pursuant to Section 5.2, Section 5.3 or Section 5.4, as applicable.

         5.6    Allocation and Crediting of Investment Experience.

                As of each Valuation Date, the Trustee shall determine the fair market value of the Trust Fund which shall be the sum of the fair market values of the Investment Funds. The Administrative Committee shall determine the amount of the Accounts as follows:

                (a) Determination of Earnings or Losses. As of each Valuation Date, the investment earnings (or losses) of each Investment Fund shall be the amount by which the sum determined in (1) exceeds (or is less than) the sum determined in (2), where (1) and (2) are as follows:

                        (1) The sum of (A) the fair market value of such Investment Fund as of such Valuation Date, plus (B) the amount of distributions and withdrawals and any transfers to other Investment Funds made since the immediately preceding Valuation Date from amounts invested in the Investment Fund; and

                        (2) The sum of (A) the fair market value of the Investment Fund as of the immediately preceding Valuation Date, plus
         (B) Contributions deposited in and amounts transferred to such Investment Fund since the immediately preceding Valuation Date.

                  (b) Formula For Allocation. To the extent directed by the Administrative Committee, investment earnings initially shall be used to pay Restoration Contributions pursuant to Section 3.8(b) or to replace abandoned Accounts as provided in Section 9.7. As of each Valuation Date and prior to the allocations described in Section 5.2, Section 5.3, Section 5.4 and Section 5.5, each Participant's and Beneficiary's Account shall be allocated and credited with a portion of such earnings or debited with a portion of such losses of each Investment Fund, as determined in accordance with subsection (a) hereof, in the proportion that (i)(A) the amount credited to such Account that was invested in such Investment Fund as of the immediately preceding Valuation Date, minus (B) one half of any distributions or withdrawals or transfers to other Investment Funds which were made from such Account since such preceding Valuation Date and on or before such current Valuation Date, plus (C) one half of any amounts transferred to such Investment Fund since the immediately preceding Valuation Date; bears to (ii)(A) the total amount invested in such Investment Fund by all Participants and Beneficiaries as of the immediately preceding Valuation Date, minus (B) one half of any distributions or withdrawals or transfers to other Investment Funds which were made since such preceding Valuation Date and on or before such current Valuation Date, plus (C) one half of any amounts transferred to such Investment Fund since the immediately preceding Valuation Date, provided that no allocation of investment earnings or losses shall be made to an Account the full amount of which has been distributed since the preceding Valuation Date.

         5.7    Notice to Participants of Account Balances.

                At least once for each Plan Year, the Administrative Committee shall cause a written statement of a Participant's or Beneficiary's Account balance to be distributed to the Participant or Beneficiary.

         5.8    Good Faith Valuation Binding.

                In determining the value of the Trust Fund and the Accounts, the Trustee and the Administrative Committee shall exercise their best judgment, and all such determinations of value (in the absence of bad faith) shall be binding upon all Participants and Beneficiaries.

         5.9    Errors and Omissions in Accounts.

                If an error or omission is discovered in the Account of a Participant or Beneficiary, the Administrative Committee shall cause appropriate, equitable adjustments to be made as of the Valuation Date coinciding with or immediately following the discovery of such error or omission.

                                  ARTICLE VI
                         CONTRIBUTION AND LIMITATIONS
                      AND NONDISCRIMINATION REQUIREMENTS

         6.1    Deductibility Limitations.

                In no event shall the total Company Contribution amount for any taxable year of a Participating Company exceed that amount which is properly deductible for income tax purposes under the Code. Generally, the maximum, tax-deductible Company Contribution amount for any taxable year of a Participating Company shall be equal to 15 percent of the total Compensation paid or accrued during such taxable year to all Participants employed by such Participating Company. For purposes of this Section, a Company Contribution may be deemed made by a Participating Company for a taxable year if it is paid to the Trustee on or before the date of filing the Participating Company's income tax return (including extensions thereof) for that year or on or before such other date as shall be within the time allowed to permit proper deduction by the Participating Company of the amount so contributed for income tax purposes for the year in which the obligation to make such Company Contribution was incurred.

         6.2    Maximum Limitation on Elective Deferrals.

                (a) Maximum Elective Deferrals Under Affiliate Plans. The aggregate amount of a Participant's Elective Deferrals made for any calendar year under the Plan and any other plans, contracts or arrangements with any Affiliate shall not exceed the Maximum Deferral Amount.

                (b) Return of Excess Before-Tax Contributions. If the aggregate amount of a Participant's Before-Tax Contributions made for any calendar year by itself exceeds the Maximum Deferral Amount, the Participant shall be deemed to have notified the Administrative Committee of such excess, and the Administrative Committee shall cause the Trustee to distribute to such Participant, on or before April 15 of the next succeeding calendar year, the total of (i) the amount by which such Before-Tax Contributions exceed the Maximum Deferral Amount, plus (ii) any earnings allocable thereto (including, in the Administrative Committee's discretion, any gap income). In addition, Matching Contributions made on behalf of the Participant which are attributable to the distributed Before-Tax Contributions shall be forfeited.

                (c) Return of Excess Elective Deferrals Provided by Other Affiliates. If after the reduction described in subsection (b) hereof, a Participant's aggregate Elective Deferrals under plans, contracts and arrangements with Affiliates still exceed the Maximum Deferral Amount, then, the Participant shall be deemed to have notified the Administrative Committee of such excess, and, unless the Administrative Committee directs otherwise, such excess shall be reduced by distributing to the Participant Elective Deferrals that were made for the calendar year under such plans, contracts and/or arrangements with any Affiliates other than the Plan. However, if the Administrative Committee decides to make any such distributions from Before-

Tax Contributions made to the Plan, such distributions (including forfeiture of Matching Contributions) shall be made in a manner similar to that described in subsection (b) hereof.

                (d) Discretionary Return of Elective Deferrals. If after the reductions described in subsections (b) and (c) hereof, (i) a Participant's aggregate Elective Deferrals made for any calendar year under the Plan and any other plans, contracts or arrangements with Affiliates and any other employers still exceed the Maximum Deferral Amount, and (ii) such Participant submits to the Administrative Committee, on or before the March 1 following the end of such calendar year, a written request that the Administrative Committee distribute to such Participant all or a portion of his remaining Before-Tax Contributions made for such calendar year, and any earnings attributable thereto (including, in the Administrative Committee's discretion, any gap income), then the Administrative Committee may, but shall not be required to, cause the Trustee to distribute such amount to such Participant on or before the following April 15. However, if the Administrative Committee decides to make any such distributions from Before-Tax Contributions made to the Plan, such distributions (including forfeiture of Matching Contributions) shall be made in a manner similar to that described in subsection (b) hereof.

         6.3    Nondiscrimination Requirements for Before-Tax Contributions.

                (a) ADP Test. For each Plan Year, the amount of the aggregate of all Before-Tax Contributions and, to the extent designated by the Administrative Committee pursuant to subsection (c) hereof, Supplemental Contributions shall satisfy at least one of the following ADP Tests:

                        (1) The ADP for the Highly Compensated Employees who are Active Participants shall not exceed the product of (A) the ADP for the Active Participants who are not Highly Compensated Employees, multiplied by (B) 1.25; or

                        (2) The ADP for the Highly Compensated Employees who are Active Participants shall not exceed the ADP for the Active Participants who are not Highly Compensated Employees by more than 2 percentage points, nor shall it exceed the product of (A) the ADP of the Active Participants who are not Highly Compensated Employees, multiplied by (B) 2.

                (b) Multiple Plans. If before-tax, matching and/or supplemental contributions are made to one or more other plans which, along with the Plan, are considered as a single plan for purposes of Code Section 1165(a)(3) or Section 1165(a)(4), such plans shall be treated as one plan for purposes of this Section, and the before-tax and applicable matching and supplemental contributions made to those other plans shall be combined with the Before-Tax and applicable Supplemental Contributions for purposes of performing the tests described in subsection (a) hereof.

                (c) Adjustments to Actual Deferral Percentages. In the event that the allocation of the Before-Tax and Supplemental Contributions for a Plan Year does not satisfy one of the ADP Tests, the Administrative Committee shall cause the Before-Tax and Supplemental

Contributions for such Plan Year to be adjusted in accordance with one or a combination of the following options:

                        (1) The Administrative Committee may cause the Participating Companies to make, with respect to such Plan Year, Supplemental Contributions on behalf of, and allocable to, the Eligible Participants described in Section 5.4 with respect to such Plan Year, in the minimum amount necessary to satisfy one of the ADP Tests. Such Supplemental Contributions shall be allocated among such Eligible Participants pursuant to one of the methods described in
         Section 5.4.

                        (2) By the last day of the Plan Year following the Plan Year in which the annual allocation failed both of the ADP Tests, the Administrative Committee may direct the Trustee to reduce the Before-Tax Contributions taken into account with respect to Highly Compensated Employees under such failed ADP Tests by an amount necessary to satisfy one of the ADP Tests. Any amount by which Before-Tax Contributions are so reduced, plus any earnings attributable thereto (including, in the Administrative Committee's discretion, any gap income), shall be distributed to the Highly Compensated Employees from whose Before-Tax Accounts such reductions shall have been made. Such reductions in Before-Tax Contributions shall be made in accordance with, and solely to the Accounts of those Highly Compensated Employees who are affected by, the following procedure:

                                (A) First, the Before-Tax Contributions of the Highly Compensated Employee(s) with the highest ADP for such Plan Year shall be reduced by the lesser of (i) the entire amount necessary to satisfy one of the ADP Tests, or
                  (ii) that part of the amount necessary to satisfy one of the ADP Tests as shall cause the ADP of each such Highly Compensated Employee to equal the ADP of each of the Highly Compensated Employees with the next highest ADP for such Plan Year. In addition, to the extent that a Highly Compensated Employee's Before-Tax Contributions are reduced pursuant to this Section, any Matching Contributions made on behalf of a Highly Compensated Employee which are attributable to the distributed Before-Tax Contributions shall be forfeited.

                                (B) Substantially identical steps shall be followed for making further reductions in the Before-Tax Contributions of each of the Highly Compensated Employees with the next highest ADP for such Plan Year until one of the ADP Tests has been satisfied.

                (d) Coordination with Other Provisions. The amount of Before-Tax Contributions distributed under paragraph (c)(2) with respect to a Participant for a Plan Year shall be reduced by the amount of any excess Before-Tax Contributions previously distributed under Section 6.2 to the Participant for the taxable year ending with or within such Plan Year. Furthermore, the amount of excess Before-Tax Contributions distributed under
Section 6.2 with respect
to a Participant for a taxable year shall be reduced by the amount of Before-Tax Contributions previously distributed to the Participant under paragraph (c)(2) for the Plan Year beginning with or within such taxable year.

         6.4    Construction of Limitations and Requirements.

                The descriptions of the limitations and requirements set forth in this Article are intended to serve as statements of restrictions on the Plan. For example, if use of a more liberal definition of "Compensation" or a more liberal the minimum legal requirements necessary for the Plan to remain qualified under the applicable terms of the Code. The Participating Companies do not desire or intend, and the terms of this Article shall not be construed, to impose any more restrictions on the operation of the Plan than required by law. Therefore, the terms of this Article and any related terms and definitions in the Plan shall be interpreted and operated in a manner which imposes the least multiple use test is permissible at any time under the law, then the more liberal provisions may be applied as if such provisions were included in the Plan.

                                  ARTICLE VII
                                  INVESTMENTS

         7.1    Establishment of Trust Account.

                All Contributions are to be paid over to the Trustee to be held in the Trust Fund and invested in accordance with the terms of the Plan and the Trust.

         7.2    Investment Funds.

                (a) Named Investment Funds. In accordance with instructions from the Administrative Committee and/or the Investment Committee and pursuant to the terms of the Plan and the Trust, the Trustee shall establish and maintain for the investment of assets of the Trust Fund, Investment Funds for the investment of Before-Tax, Matching, ESOP, Rollover and Transfer Contributions. Such Investment Funds shall include the Company Stock Fund. Other Investment Funds shall be established and modified from time to time without necessity of amendment to the Plan and which shall have investment objectives prescribed by the Investment Committee. Investment Funds also may be established and maintained for any limited purpose(s) the Investment Committee may properly direct (for example, for the investment of certain specified Accounts transferred from a prior plan). Similarly, at the proper direction of the Investment Committee, the Trustee may eliminate one or more of the then existing Investment Funds.

                (b)     Reinvestment of Cash Earnings. Subject to the terms of
Article V, any investment earnings received in the form of cash or other property with respect to any Investment Fund (in excess of the amounts necessary to make cash distributions or Restoration Contributions or to pay Plan or Trust expenses) shall be reinvested in such Investment Fund.

                (c) Limitation on ESOP Investment. Notwithstanding anything in the Plan to the contrary, and subject to the direction of the Investment Committee, ESOP Accounts shall be invested primarily in the Company Stock Fund.

         7.3    Participant Direction of Investments.

                Except as described in subsection (a) hereof, each Participant or Beneficiary generally may direct the manner in which his Before-Tax, Matching, Rollover and Transfer Contributions and Accounts shall be invested in and among the Investment Funds described in Section 7.2; provided, such investment directions shall be made in accordance with the following terms:

                (a) Investment of Contributions. Except as otherwise provided in this Section, each Participant may elect the percentage or amount of his future Contributions (other than ESOP Contributions) that will be invested in each Inve Such Participant or Beneficiary may make such elections effective as of any Valuation Date following his Entry Date into the Plan. stment Fund. An initial election of a Participant shall be made as of the Entry Date coinciding with or immediately following the date the Participant commences or recommences participation in the Plan and shall apply to all such specified Contributions credited to such Participant's Account after such Entry Date. Such Participant may make subsequent elections as of any Valuation Date, and such elections shall apply to all such Contributions credited to such Participant's Accounts after such date; for purposes hereof, Contributions and/or Forfeitures that are credited to a Participant's or Beneficiary's Account shall be subject to the investment election in effect on the date on which such amounts are actually received and credited, regardless of any prior date "as of" which such Contributions may have been allocated to his Account. Any election made pursuant to this subsection with respect to future Contributions shall remain effective until changed by the Participant. In the event a Participant never makes an investment election or makes an incomplete or insufficient election in some manner, the Trustee, based on proper directions from the Administrative Committee, shall direct the investment of the Participant's future Contributions. The Participant or Beneficiary may elect to direct the investment of his existing Matching Account among other Investment Funds in accordance with subsection (b) below.

                (b) Investment of Existing Account Balances. Except as otherwise provided in this Section, each Participant or Beneficiary may elect the percentage or amount of his existing Accounts that will be invested in each Investment Fund. Each such election shall remain in effect until changed by such Participant or Beneficiary. In the event a Participant fails to make an election for his existing Account pursuant to the terms of this subsection (b) which is separate from any election he made for his Contributions pursuant to the terms of subsection (a) hereof, or if a Participant's or Beneficiary's investment election is incomplete or insufficient in some manner, the Participant's or Beneficiary's existing Account will continue to be invested in the same manner provided under the terms of the most recent election affecting his Contributions.

                (c) Conditions Applicable to Elections. Investment elections described in subsections (a) and (b) hereof shall be made on a form provided by the Administrative Committee, through an interactive telephone system or in such other manner as the Administrative Committee may prescribe. Allocations of investments in the various Investment Funds shall be made in even multiples of 1 percent or in such amounts, as directed by the Participant or Beneficiary.
The Administrative Committee shall have complete discretion to adopt and revise procedures to be followed in making such investment elections. Such procedures may include, but are not limited to, the process of the election, the permitted frequency of making elections, the deadline for making elections and the effective date of such elections; provided, elections must be permitted at least once every 3 months. Any procedures adopted by the Administrative Committee that are inconsistent with the deadlines or procedures specified in this Section shall supersede such provisions of this Section without the necessity of a Plan amendment.

                (d) Restrictions on Investments. To the extent any investment or reinvestment restrictions apply with respect to any Investment Funds (for example, restrictions on changes of investments between competing funds), those restrictions may limit a Participant's or Beneficiary's ability to direct investments hereunder.

         7.4    Valuation.

                (a) General. As of each Valuation Date, the Trustee shall determine the fair market value of each of the Investment Funds after first deducting any expenses which have not been paid by the Participating Companies. All costs and expenses incurred in connection with Plan investments and, unless paid by the Participating Companies, all costs and expenses incurred in connection with the general administration of the Plan and the Trust shall be allocated between the Investment Funds in the proportion in which the amount invested in each Investment Fund bears to the amount invested in all Investment Funds as of the appropriate Valuation Date; provided, all costs and expenses directly identifiable to one Investment Fund shall be allocated to that Investment Fund.

                (b) Value of Company Stock. For all purposes under the Plan for which the value of Company Stock must be determined, the value of Company Stock shall be its fair market value. If the Company Stock is listed on an established stock exchange, the fair market value per share of Company Stock on any particular date shall be the closing price of the stock on such exchange on the last business day of such exchange which immediately precedes the date of valuation. If, for any reason, the fair market value per share of Company Stock cannot be ascertained or is unavailable for a particular date, the fair market value of such stock shall be determined as of the nearest preceding date on which such fair market value can be ascertained pursuant to the terms hereof.

         7.5    Voting and Tender Offer Rights with Respect to Investment Funds.

                Except as provided in Section 7.9, only if, to the extent and in the manner, permitted by the Trust and/or any documents establishing or controlling any of the Investment Funds, shall Participants and Beneficiaries be given the opportunity to vote and tender their interests in each such Investment Funds. Otherwise, such interests shall be voted and/or tendered by the Investment Manager or other fiduciary that controls such Investment Fund, as may be provided in the controlling documents.

         7.6    Fiduciary Responsibilities for Investment Directions.

                All responsibility with respect to the selection of Investment Funds for the investment of a Participant's or Beneficiary's Accounts shall be allocated to the Participant or Beneficiary who directs the investment. Neither the Administrative Committee, the Investment Committee, the Trustee, nor any Participating Company shall be accountable for any loss sustained by reason of any action taken, or investment made, pursuant to an investment direction.

         7.7 Appointment of Investment Manager; Authorization to Invest in Collective Trust.

                (a) Investment Manager. The Investment Committee may appoint any one or more individuals or entities to serve as the Investment Manager or Managers of the entire Trust or of all or any designated portion of a particular Investment Fund or Investment Funds. The Investment Manager shall certify that it is qualified to act as an "investment manager" within the meaning of Section 3(38) of ERISA and shall acknowledge in writing its fiduciary status with respect to the assets placed under its control. The appointment of the Investment Manager shall be effective upon the Trustee's receipt of a copy of an appropriate Investment Committee resolution (or such later effective date as may be contained therein), and the appointment shall continue in effect until receipt by the Trustee of a copy of an Investment Committee resolution removing or accepting the resignation of the Investment Manager (or such later effective date as may be specified therein). If an Investment Manager is appointed, the Investment Manager shall have the power to manage, acquire and dispose of any and all assets of the Trust Fund, as the case may be, which have been placed under its control, except to the extent that such power is reserved to the Trustee by the Controlling Company. If an Investment Manager is appointed, the Trustee shall be relieved of any and all liability for the acts or omissions of the Investment Manager, and the Trustee shall not be under any obligation to invest or otherwise manage any assets which are subject to the management of the Investment Manager.

                (b) Collective Trust. The Investment Committee may designate that all or any portion of the Trust Fund shall be invested in a collective trust fund, in accordance with the provisions of Revenue Ruling 81-100 or any successor ruling, which collective trust fund shall have been specifically identified in the Trust and adopted thereby as part of the Plan. The trustee of said collective trust shall be appointed as either a co-trustee or Investment Manager of the Plan, effective upon the Trustee's receipt of a copy of an appropriate Investment Committee resolution (or such later effective date as may be contained therein), and the investment in said collective trust shall continue in effect until receipt by the Trustee of a copy of an Investment Committee resolution terminating said investment (or such later effective date as may be contained therein). Said designation or direction shall be in addition to the powers to invest in commingled funds maintained by the Trustee provided for in the Trust.

         7.8    Purchase of Life Insurance.

                Life insurance contracts shall not be purchased.

         7.9    Voting and Tender Offer Rights With Respect to Company Stock.

                (a) Voting Rights. Each Participant or Beneficiary shall have the right to direct the Trustee as to the exercise of all voting rights with respect to the whole shares of Company Stock in his Account. The Trustee shall vote fractional shares, and allocated shares with respect to which voting directions are not received in the same proportion as the whole shares of Company Stock are voted by the voting Participants or Beneficiaries.

                (b) Tender Offer Rights. Each Participant or Beneficiary also shall have the responsibilities of a Named Fiduciary for purposes of directing, and shall have the right to direct, the Trustee as to whether, in accordance with the terms of any tender offer for shares of Company Stock, to tender the whole shares of Company Stock in his Account, and the Trustee shall follow such directions. To the extent possible, the Trustee shall combine fractional shares of Company Stock in the Accounts of Participants or Beneficiaries and shall tender such fractional shares of Company Stock in the same proportion as the whole shares of such Company Stock are tendered by the tendering Participants or Beneficiaries. Unless otherwise required by ERISA, the Trustee shall not tender whole shares of Company Stock credited to a Participant's or Beneficiary's Account for which it has received no directions from such Participant or Beneficiary.

                (c) Confidentiality. The Administrative Committee shall establish procedures to protect the voting and tender offer rights of the Participants and Beneficiaries and to assure that the manner in which each Participant or Beneficiary exercises his voting or tender offer rights is confidential with respect to the Administrative Committee and the management of the Company.

                (d) Dissemination of Pertinent Information. The Administrative Committee shall deliver, or cause to be delivered, to each Participant or Beneficiary, all notices, financial statements, proxies and proxy soliciting materials, relating to the voting of Company Stock in his Account. In addition, the Administrative Committee shall deliver, or cause to be delivered, to each Participant and Beneficiary all materials relating to any tender offer, including the materials distributed by any tender offeror (that is, any bidder). The Administrative Committee shall notify each Participant or Beneficiary of each occasion for the exercise of voting or tender offer rights within a reasonable time before such rights are to be exercised, and such notification shall include all of the relevant information that the Controlling Company distributes to stockholders regarding the exercise of such rights.

                                  ARTICLE VIII
                               VESTING IN ACCOUNTS

         8.1      General Vesting Rule.

                  (a) Fully Vested Accounts. All Participants shall at all times be fully vested in their Before-Tax, Supplemental, Rollover and Transfer Accounts, except that Transfer Contributions made pursuant to Section 4.2(b) shall vest in accordance with that Section.

                  (b) Matching Account. Except as provided in Section 8.2 and Section 8.3, the Matching Account of a Participant shall vest in accordance with the following vesting schedule, based on the total of the Participant's Years of Vesting Service:

                  Years of Vesting Service                     Vested Percentage of
                  Completed by Participant                 Participant's Matching Account
                  ------------------------                 ------------------------------
                  Less than 3 Years                                    None
                  3 Years or more                                      100%

                  (c)      ESOP Account. Except as provided in Section 8.2 and
Section 8.3, the ESOP Account of a Participant shall vest in accordance with the following vesting schedule, based on the total of the Participant's Years of Vesting Service:

                      Years of Service                         Vested Percentage of
                  Completed by Participant                 Participant's ESOP Account
                  ------------------------                 --------------------------
                  Less than 3 Years                                    None
                  3 Years, but less than 4                              20%
                  4 Years, but less than 5                              40%
                  5 Years, but less than 6                              60%
                  6 Years, but less than 7                              80%
                  7 Years or more                                      100%

         8.2 Vesting Upon Attainment of Normal Retirement Age, Death or Disability.


                  Notwithstanding Section 8.1, a Participant's Matching and ESOP Accounts shall become 100 percent vested and nonforfeitable upon the occurrence of any of the following events:

                  (a) The Participant's attainment of Normal Retirement Age while still employed as an employee of any Affiliate;

                  (b) The Participant's death while still employed as an employee of any Affiliate; or

                  (c) The Participant's becoming Disabled while still employed as an employee of any Affiliate.

         8.3      Timing of Forfeitures and Vesting after Restoration
Contributions.

                  If a Participant who is not yet 100 percent vested in his Matching and ESOP Accounts separates from service with all Affiliates, the nonvested amount in his Matching and ESOP Accounts shall be forfeited as soon as administratively practicable and shall become available for allocation as a Forfeiture (in accordance with the terms of Section 5.5) for the Plan Year during which such separation occurs; provided, if shares of Company Stock acquired with the proceeds of a Loan have been allocated to such a Participant's Account, such shares shall be forfeited last. If a Participant has no vested interest in his Account at the time he separates from service, he shall be deemed to have received a cash-out distribution at the time he separates from service, and the forfeiture provisions of this Section shall apply. If such a Participant resumes employment with an Affiliate after he has incurred 5 or more consecutive Breaks in Service, such nonvested amount shall not be restored. If such a Participant resumes employment with an Affiliate before he has incurred 5 consecutive Breaks in Service, the nonvested amount shall be restored as follows:

         (a) Reemployment and Vesting Before any Distribution. If by the date of reemployment such a Participant has not received any distributions of his vested interest in his Matching or ESOP Account, or if he has no vested interest in his Matching or ESOP Account, the nonvested amount of his Matching and ESOP Accounts shall be restored pursuant to the terms of Section 3.8 and shall be credited to his Matching and ESOP Accounts, respectively. The Participant's Matching and ESOP Accounts then shall be subject to all of the vesting rules in this Article VIII as if no Forfeitures had occurred.

         (b) Reemployment And Vesting in ESOP Account After Distribution. If by the date of reemployment such a Participant has received a distribution of his entire Matching Account and a portion but not all of his ESOP Account, then, notwithstanding the general rules set forth in Section 8.1, the nonvested amount of his ESOP Account shall be restored pursuant to the terms of Section 3.8. The vested interest of such Participant in such ESOP Account prior to the date such Participant (i) again separates from service with all Affiliates, (ii) incurs 5 consecutive Breaks in Service (such that the nonvested portion of his ESOP Account is forfeited), or (iii) becomes 100 percent vested pursuant to the terms of Section 8.1 or Section 8.2 hereof (whichever is earliest), shall be determined pursuant to the following formula:


                           X = P (AB + [R x D]) - (R x D),

where X is the vested interest at the relevant time (that is, the time at which the vested percentage in such Account cannot increase); P is the vested percentage at the relevant time; AB is the balance of his ESOP Account at the relevant time; D is the amount of the distribution; and R is the ratio of his Matching and ESOP Account balance at the relevant time to such Account's balance immediately after the distribution.

         8.4      Amendment to Vesting Schedule.

                  Notwithstanding anything herein to the contrary, in no event shall the terms of any amendment to the Plan reduce the vested percentage that any Participant has earned under the Plan. In the event that the Plan provides for Participants to vest in their Accounts at a rate which is faster than that provided under any amendment hereto (or in the event any other change is made that directly has an adverse effect on Participants' vested percentage), any Participant who has 3 or more years of vesting service may elect to have his vested percentage calculated under the schedule in the Plan before any such change, and the Administrative Committee shall give each such Participant notice of his rights to make such an election. The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of: (1) 60 days after the amendment is adopted;
(2) 60 days after the amendment becomes effective; or (3) 60 days after the Participant is issued written notice of the amendment by a Participating Company or Administrative Committee.

                                   ARTICLE IX
                              PAYMENT OF BENEFITS

         9.1 Benefits Payable Upon Separation From Service for Reasons Other than Death.

                  (a) General Rule Concerning Benefits Payable. In accordance with the terms of subsection (b) hereof and subject to the restrictions set forth in subsections (c) and (d) hereof, if a Participant separates from service with all Affiliates for any reason other than death, or if a Participant becomes Disabled but remains an employee of an Affiliate, he shall be entitled to receive a distribution of (i) the vested amount credited to his Account, determined as of the Valuation Date on which the distribution is processed, plus (ii) the vested amount of any Contributions made on his behalf since such Valuation Date. The "Valuation Date on which the distribution is processed" refers to the Valuation Date on which the value of a Participant's Account is determined for purposes of processing a distribution, even if actual payment is made at a later date.

                  (b)      Timing of Distribution.

                           (1)      Except as provided in subsections (b)(2),
         (b)(3), and (c) hereof, benefits payable to a Participant who has separated from service or become Disabled shall be distributed as soon as administratively practicable following the first Valuation Date following the later of (i) the date on which the Participant affirmatively elects to receive such payment, or (ii) the date on which the Participant's separation from service or Disability has been processed by the Controlling Company's payroll system and communicated to the Plan's third-party recordkeeper (that is, the Administrative Committee's designee for processing distributions). In order for such Participant's election to be valid, he must actually separate from service or he must become Disabled on or before the date his benefits are distributed, his election must be made within the 90-day period ending on such date, and the Administrative Committee (no later than 30 days and no earlier than 90 days before the distribution date, or within such other period as may be permissible) must have presented him with a notice informing him of his right to defer his distribution. The Administrative Committee shall establish terms and conditions governing elections made under this paragraph (b)(1). If any amounts are subsequently allocated to the ESOP Account of a Participant who incurs a Qualified Separation, such amounts shall be distributed as soon as administratively practicable following the date of such allocation.

                           (2) Notwithstanding the foregoing, in the event that the value of the Participant's Account does not exceed (and at the time of any prior distribution did not exceed) $5,000, benefits shall be distributed to such Participant as soon as administratively practicable following the date on which the Participant separates from service or or becomes Disabled. If any amounts are subsequently allocated to the ESOP Account of a Participant who incurs a Qualified Separation, such amounts shall be distributed as soon as administratively practicable following the date of such allocation.

                           (3) Notwithstanding anything in the Plan to the contrary, once a Participant files a claim for benefits under the Plan, in no event shall payment of the Participant's benefit be made later than 60 days after the end of the Plan Year which includes the latest of (i) the date on which the Participant attained Normal Retirement Age, (ii) the date which is the 10th anniversary of the date he commenced participation in the Plan, or (iii) the date he actually separates from service with all Affiliates; provided, if the amount of the payment cannot be ascertained by the date as of which payments are scheduled to be made hereunder, payment shall be made no later than 60 days after the earliest date on which such payment can be ascertained under the Plan.

                  (c) Restrictions on Distributions from Before-Tax and Supplemental Accounts. Notwithstanding anything in the Plan to the contrary, (i) amounts in a Participant's Before-Tax and Supplemental Accounts, and (ii) amounts in a Participant's Transfer Accounts credited with before-tax contributions, matching and company contributions used to satisfy the Code
Section 1165(e) actual deferral percentage test shall not be distributable to such Participant earlier than the earliest of the following to occur:

                           (1) The Participant's death, Disability or separation from service with all Affiliates;

                           (2) The termination of the Plan without the establishment or maintenance of a successor defined contribution plan at the time the Plan is terminated or within the period ending 12 months after the final distribution of all assets in all Before Tax, Supplemental and Transfer Accounts described above in this subsection
         (c); provided, if fewer than 2 percent of the Employees who are or were eligible under the Plan at the time of its termination are or were eligible under another defined contribution plan at any time during the 24 month period beginning 12 months before the time of termination, such other plan shall not be a successor plan;

                           (3) The date of disposition by the Participating Company employing such Participant of substantially all of its assets that were used by such Participating Company in a trade or business; provided, such Participant continues employment with the corporation acquiring such assets.

                           (4) The date of disposition by the Participating Company employing such Participant of its interest in a subsidiary; provided, such Participant continues employment with such subsidiary;

                           (5) The attainment by such Participant of age 59-1/2; or

                           (6)      The Participant's incurrence of an economic
emergency as described in Section 10.1.

                  (d) Delay Upon Reemployment or Termination of Disability. If a Participant becomes eligible to receive or begins receiving benefit payments in accordance with the terms of this Article IX and subsequently is reemployed by an Affiliate (or ceases to be Disabled, as applicable) prior to the time his Account has been distributed, the distribution to such Participant shall be delayed until such Participant again becomes eligible to receive distributions from the Plan.

         9.2      Death Benefits.

                  If a Participant dies before payment of his benefits from the Plan is made, the Beneficiary or Beneficiaries designated by such Participant in his latest beneficiary designation form filed with the Administrative Committee in accordance with the terms of Section 9.6 shall be entitled to receive a distribution of (i) the vested amount credited to his Account, determined as of the Valuation Date coincident with or immediately preceding the date on which such distribution is to be made, plus (ii) the vested amount of any Contributions made on his behalf since such Valuation Date. For purposes of this subsection, the "date on which such distribution is to be made" refers to the date established for such purpose by administrative practice, even if actual payment and/or processing is made at a later date due to delays in the valuation, administrative or any other procedure. Benefits shall be distributed to such Beneficiary or Beneficiaries as soon as administratively feasible following the second month after the date of the Participant's death (or, if later, after timing restrictions and requirements under the Code are satisfied); provided, any amounts allocated to a Participant's ESOP Account after the date of his death shall be distributed as soon as administratively practicable following the date of such allocation. The Administrative Committee may direct the Trustee to distribute a Participant's Account to a Beneficiary without the written consent of such Beneficiary.

         9.3      Cash-Out Payment of Benefits.

                  Notwithstanding anything to the contrary in this Article IX, in the event that the vested portion of the Account of any Participant who separates from the service of all Affiliates is less than or equal to $5,000 and has never exceeded $5,000 at the time of any prior distribution, the full vested amount of such benefit automatically shall be paid to such Participant in one single-sum, cash-out distribution as soon as practicable following the end of the second month following the month in which the Participant separates from service, but in no event later than the end of the second Plan Year following the Plan Year in which such Participant's separation occurs. In the event a Participant has no vested interest in his Account at the time of his separation from service, he shall be deemed to have received a cash-out distribution at the time of his separation from service, and the forfeiture provisions of Section
8.3 shall apply.

         9.4      Manner of Distribution.

                  (a) Method. All benefits described in this Article IX shall be paid in the form of a single sum distribution.

                  (b) Form of Payment. Subject to the election of a Participant or Beneficiary, any distribution to a Participant or Beneficiary shall be made in the form of cash, in whole shares of Company Stock, or in a combination of cash and Company Stock; provided, if the Participant or Beneficiary fails to make an election, his entire Account shall be paid in the form of cash. Any portion of the Account which is represented by a fractional share of Company Stock shall be paid in cash.

                  (c) Direct Rollover Distributions. If a Participant, his Spouse who is his Beneficiary, or an alternate payee under a qualified domestic relations order, elects to have an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan and specifies (in such form and at such time as the Administrative Committee may prescribe) the Eligible Retirement Plan to which such distribution is to be paid, such distribution shall be made in the form of a direct trustee-to-trustee transfer to the specified Eligible Retirement Plan; provided, such transfer shall be made only to the extent that the Eligible Rollover Distribution would be included in gross income if not so transferred [determined without regard to Code Section 1165(b)(2)].

         9.5      Qualified Domestic Relations Orders.

                  In the event the Administrative Committee receives a domestic relations order which it determines to be a qualified domestic relations order [see Section 14.1(b)], the Plan shall pay such benefit to the prescribed alternate payee(s) at such time and in such form as shall be described in the qualified domestic relations order and permitted under Section 14.1(b). If the qualified domestic relations order requires immediate payment, the specified benefit shall be paid to the alternate payee as soon as practicable following the end of the month within which the Administrative Committee determines that the order is qualified or, if later, after timing restrictions and requirements under the Code are satisfied. To the extent consistent with the qualified domestic relations order, the amount of the payment to an alternate payee shall include earnings, interest and other investment proceeds through (but not after) the Valuation Date coinciding with or immediately preceding the date on which the Trustee processes the distribution. If a Participant's Account is partially paid or payable to an alternate payee, the Participant's remaining portion of his Account shall be reduced accordingly and shall be subject to the distribution provisions in this Article IX.

         9.6      Beneficiary Designation.

                  (a) General. In accordance with the terms of this Section, Participants shall designate and from time to time may redesignate their Beneficiary or Beneficiaries in such form and manner as the Administrative Committee may determine. A Participant shall be deemed to have named his Surviving Spouse, if any, as his sole Beneficiary unless his Spouse consents to the payment of all or a specified portion of the Participant's death benefit to a Beneficiary other than or in addition to the Surviving Spouse in a manner satisfying the requirements of a Qualified Spousal Waiver and such other procedures as the Administrative Committee may establish. Notwithstanding the foregoing, a married Participant may designate a nonspouse Beneficiary without a Qualified Spousal Waiver if the Participant establishes to the satisfaction of the Administrative Committee that a Qualified Spousal Waiver may not be obtained because his Spouse cannot be located or such other permissible circumstances exist as the Secretary of the Treasury may prescribe by regulation.

                  (b) No Designation or Designee Dead or Missing. In the event that:

                           (1) a Participant dies without designating a Beneficiary;

                           (2) the Beneficiary designated by a Participant is not surviving when a payment is to be made to such person under the Plan, and no contingent Beneficiary has been designated; or

                           (3) the Beneficiary designated by a Participant cannot be located by the Administrative Committee within 1 year after the date benefits are to commence to such person;

then, in any of such events, the Beneficiary of such Participant with respect to any benefits that remain payable under the Plan shall be the Participant's Surviving Spouse, if any, and if not, then the estate of the Participant.Unclaimed Benefits.

         9.7 Unclaimed Benefits. In the event a Participant becomes entitled to benefits under the Plan other than death benefits and the Administrative Committee is unable to locate such Participant (after sending a letter, return receipt requested, to the Participant's last known address, and after such further diligent efforts as the Administrative Committee in its sole discretion deems appropriate) within 1 year from the date upon which he becomes so entitled, the Administrative Committee shall direct that such benefits be paid to the person(s) who have been designated as the Participant's Beneficiary or, if none, who have been designated as the Beneficiary by operation of the Plan under Section 9.6; and, provided further, if the distribution is payable upon termination of the Plan, the Administrative Committee shall not be required to wait until the end of such 1-year period. If neither the Participant, nor his Beneficiary can be located and neither of them claims such benefits by the end of the fifth Plan Year following the Plan Year in which such Participant becomes entitled to such benefits, then the full Account of the Participant shall be deemed abandoned and treated as a Forfeiture; provided, in the event such Participant or Beneficiary is located or makes a claim subsequent to the allocation of the abandoned Account, the amount of the abandoned Account (unadjusted for any investment gains or losses from the time of abandonment) shall be restored (from abandoned Accounts, Forfeitures, Trust earnings or Contributions made by the Participating Companies) to such Participant or Beneficiary, as appropriate; and, provided further, the Administrative Committee, in its sole discretion, may delay the deemed date of abandonment of any such Account for a period longer than the prescribed five Plan Years if it believes that it is in the best interest of the Plan to do so.

         9.8      Claims.

                  (a) Procedure. Claims for benefits under the Plan may be filed with the Administrative Committee on forms supplied by the Administrative Committee. The Administrative Committee shall furnish to the claimant written notice of the disposition of a claim within 90 days after the application therefor is filed; provided, if special circumstances require an extension of time for processing the claim, the Administrative Committee shall furnish written notice of the extension to the claimant prior to the end of the initial 90-day period, and such extension shall not exceed one additional, consecutive 90-day period. In the event the claim is denied, the notice of the disposition of the claim shall provide the specific reasons for the denial, cites of the pertinent provisions of the Plan, and, where appropriate, an explanation as to how the claimant can perfect the claim and/or submit the claim for review.

                  (b) Review Procedure. Any Participant or Beneficiary who has been denied a benefit, or his duly authorized representative, shall be entitled, upon request to the Administrative Committee, to appeal the denial of his claim. The claimant or his duly authorized representative may review pertinent documents related to the Plan and in the Administrative Committee's possession in order to prepare the appeal. The form containing the request for review, together with a written statement of the claimant's position, must be filed with the Administrative Committee no later than 60 days after receipt of the written notification of denial of a claim provided for in subsection (a) hereof. The Administrative Committee's decision shall be made within 60 days following the filing of the request for review and shall be communicated in writing to the claimant; provided, if special circumstances require an extension of time for processing the appeal, the Administrative Committee shall furnish written notice to the claimant prior to the end of the initial 60-day period, and such an extension shall not exceed one additional 60-day period. If unfavorable, the notice of decision shall explain the reason or reasons for denial and indicate the provisions of the Plan or other documents used to arrive at the decision.

                  (c) Satisfaction of Claims. Any payment to a Participant or Beneficiary, or to his legal representative or heirs at law, all in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Trustee, the Administrative Committee and the Adopting Company, any of whom may require such Participant, Beneficiary, legal representative or heirs at law, as a condition to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee, the Administrative Committee or the Adopting Company, as the case may be. If receipt and release shall be required but execution by such Participant, Beneficiary, legal representative or heirs at law shall not be accomplished so that the terms of Section 9.1(b) (dealing with the timing of distributions) may be fulfilled, such benefits may be distributed or paid into any appropriate court or to such other place as such court shall direct, for disposition in accordance with the order of such court, and such distribution shall be deemed to comply with the requirements of Section 9.1(b).

         9.9      Explanation of Rollover Distributions.

                  Within a reasonable period of time before making an Eligible Rollover Distribution from the Plan to a Participant or Beneficiary, the Administrative Committee shall provide such Participant or Beneficiary with a written explanation of (i) the provisions under which the distributee may have the distribution directly transferred to another Eligible Retirement Plan, (ii) the provisions which require the withholding of tax on the distribution if it is not directly transferred to another Eligible Retirement Plan, and (iii) the provisions under which the distribution will not be subject to tax if transferred to an Eligible Retirement Plan within 60 days after the date on which the distributee receives the distribution.

                                   ARTICLE X
                         HARDSHIP WITHDRAWALS AND LOANS

         10.1     Hardship Withdrawals.

                  (a) Parameters of Hardship Withdrawals. A Participant who is an employee of an affiliate may make, on account of hardship, a withdrawal from his Account in an amount up to, but not exceeding, the total of (i) 50 percent of the total of his vested Matching and ESOP Account balance, and (ii) 100% of his Rollover and Before-Tax Account balance (excluding earnings on Before-Tax Contributions). For purposes of this subsection, a withdrawal will be on account of "hardship" if it is necessary to satisfy an immediate and heavy financial need of the Participant. A withdrawal based on financial hardship cannot exceed the amount necessary to meet the immediate financial need created by the hardship and not reasonably available from other resources of the Participant. The Administrative Committee (or its designee) shall make its determination as to whether a Participant has suffered an immediate and heavy financial need and whether it is necessary to use a hardship withdrawal from the Plan to satisfy that need on the basis of all relevant facts and circumstances. The minimum amount of any Hardship Withdrawal shall be $1,000 or such lesser amount established from time to time in a nondiscriminatory manner by the Administrative Committee.

                  (b) Immediate and Heavy Financial Need. For purposes of the Plan, an immediate and heavy financial need exists if the withdrawal is on account of (i) expenses for medical care described in Code Section 1023(aa)(2)(P) previously incurred by the Participant, his Spouse or dependents, or necessary to obtain such medical care for such persons, (ii) the purchase (excluding mortgage payments) of a principal residence for the Participant,
(iii) the payment of tuition, room, board and related educational fees for the next 12 months of post-secondary education for the Participant, his Spouse or dependents, (iv) the need to prevent eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence, (v) the payment of funeral expenses for a member of the Participant's immediate family (that is, his parent, step-parent, father in-law or mother in-law, grandparent, brother or sister, half-brother or half-sister, step-brother or step-sister, spouse, child, step-child or grandchild), or (vi) any other event deemed an immediate and heavy financial need by the Secretary of the Puerto Rico Treasury Department.

                  (c) Necessary to Satisfy a Financial Need. In determining whether the withdrawal is necessary to relieve the Participant's immediate and heavy financial need, the Administrative Committee shall rely upon the Participant's reasonable representation that the need cannot be relieved: (i) through reimbursement or compensation by insurance or otherwise; (ii) by reasonable liquidation of the Participant's assets to the extent that liquidation would not itself cause an immediate and heavy financial need; (iii) by cessation of Before-Tax Contributions to the Plan; or (iv) by other distributions or nontaxable (at the time of the loan) loans from plans maintained by one or more Participating Companies or by borrowing from commercial sources on reasonable commercial terms. In determining the amount of a

Participant's assets, the resources of his spouse and minor dependents are considered to be reasonably available to the Participant unless they are held for his child or children under an irrevocable trust or under the Uniform Gifts to Minors Act. The amount of an immediate and heavy financial need may include amounts necessary for the Participant to pay any taxes which are reasonably anticipated to result from the hardship withdrawal.

                  (d) Form of Distribution. Subject to the election of a Participant, any hardship withdrawal may be paid entirely in cash or entirely in whole shares of Company Stock (with any portion of the withdrawal reprocessed by a fractional share being paid in cash).

                  (e) Source of Funds. The amount of a Participant's hardship withdrawal shall be charged first against his Rollover Account, then against his Matching Account, then against his ESOP Account, and then against his Before-Tax Account.

         10.2     Loans to Participants.

                  (a) Grant of Authority. Loans to Participants, Beneficiaries and alternate payees, who are parties-in-interest as defined in ERISA Section 3(14) generally shall be allowed commencing as of such date as the Administrative Committee or its designee may determine; provided, if the Administrative Committee determines in its sole discretion that it is not administratively feasible or desirable to make such loans during any period of time, no loans shall be made during such period. Subject to the limitations set forth in this Section and to such uniform and nondiscriminatory rules as may from time to time be adopted by the Administrative Committee and set forth in a written policy statement which hereby is incorporated by reference, the Trustee, upon proper application by an eligible Participant, Beneficiary or alternate payee on forms approved by the Administrative Committee, may make a loan or loans to the borrower.

                  (b) Nondiscriminatory Policy. Loans shall be available to all Participants, Beneficiaries and alternate payees who are parties-in-interest as defined in ERISA Section 3(14) on a reasonably equivalent basis, without regard to an individual's race, color, religion, age, sex or national origin. Loans shall not be made available to borrowers who are Highly Compensated Employees in an amount greater than the amount available to other borrowers; provided, this limitation shall be interpreted to mean that, subject to the other limitations in this Section, the same percentage of each borrower's vested Account balance may be loaned to each such borrower regardless of the actual amount of his vested Account balance.

                  (c) Minimum Loan Amount. The minimum amount of any loan shall be $1,000 or such lesser amount established by the Administrative Committee in the written loan policy statement.

                  (d) Maximum Loan Amount. Unless the Administrative Committee, in its sole discretion in the written loan policy statement, permits fewer or additional loans, no borrower may have more than two loans outstanding at any time not more than one of which may be a residential purchase loan described in subsection (e)(2) below. In addition, no loan may be made to any borrower from the Plan if the amount of such loan exceeds the lesser of:

                           (1)      $50,000 minus the highest aggregate
         principal balance, outstanding during the year ending on the day before such loan is made, of all loans made to the borrower by the qualified retirement plans maintained by the Affiliates; or

                           (2) 50 percent of the borrower's total Vested Account as of the date the loan is made, minus the amount of the borrowers Vested Account already used as security for an outstanding loan.

                  (e)      Maximum Loan Term.

                           (1) Except as provided in paragraph (e)(2) hereof, the terms of any loan made to a borrower from the Plan shall require that the full amount of the loan be repaid within the 5-year period (or such other shorter maximum term as the Administrative Committee may establish in its written loan policy statement) commencing on the date the loan is made, and in no event shall the repayment period of the loan subsequently be extended beyond such 5-year period. The Trustee shall make a diligent effort to collect the full amount of the loan within this specified repayment period and shall inform the borrower that, in the event the loan is not fully repaid within the 5-year period, the borrower will be treated as having received a taxable distribution from the Plan.

                           (2) The 5-year repayment rule set forth in paragraph (e)(1) hereof shall not apply to the extent that a loan to a borrower from the Plan is used to acquire any dwelling unit which is used, or within a reasonable time is to be used, as a principal residence of the borrower. Whether a dwelling unit is to be used within a reasonable time as a principal residence is to be determined by the Administrative Committee at the time the loan is made, and the Administrative Committee may require such written statements and other evidence from the borrower as it deems necessary to make this determination. Loans made with respect to principal residences pursuant to this subsection shall be repaid within a 5-year period (or such shorter maximum time as the Administrative Committee may establish in its written loan policy statement).

                  (f) Terms of Repayment. All loans to borrowers made by the Trustee shall be subject to a definite repayment schedule which requires substantially level amortization over the term of the loan with payments to be made not less frequently than quarterly (and more frequently if required by the Administrative Committee's written loan policy statement). Unless the Administrative Committee provides for different methods in its written loan policy statement, payments shall be made by Participants who are employees of Affiliates on a payroll deduction basis, and payments from other borrowers shall be made by cash, check or other cash equivalent.

                  (g) Adequacy of Security. All loans to borrowers made by the Trustee shall be secured by the pledge of a dollar amount of the borrower's Account balance (i) which is not less than the principal amount of the loan plus an additional amount, if any, which the Administrative Committee, pursuant to its written loan policy statement, deems desirable to secure payment of interest accruing on the loan, and (ii) which in no event (when aggregated for all outstanding loans) is greater than 50 percent of the borrower's vested Account balance immediately after the origination of the loan. Notwithstanding anything herein to the contrary, the pledge of such security shall be made in such manner and amount as the Administrative Committee, pursuant to its written loan policy statement, may require for the loan to be considered adequately secured. A loan will be considered to be "adequately secured" if the security posted for such loan is in addition to and supporting a promise to pay, if it is pledged in a manner such that it may be sold, foreclosed upon, or otherwise disposed of upon default of repayment of the loan, and if the value and liquidity of that security is such that it may reasonably be anticipated that loss of principal or interest will not result from the loan. The adequacy of such security will be determined in light of the type and amount of security which would be required in the case of an otherwise identical transaction in a normal commercial setting between unrelated parties on arm's-length terms.

                  (h) Rate of Interest. A loan from the Plan to a borrower must bear a reasonable rate of interest. A loan will be considered to bear "a reasonable rate of interest" if such loan provides the Plan with a return commensurate with interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances. In general, the Administrative Committee's decision as to the rate of interest for any Plan loan shall be based primarily on the rate of interest that one or more local banks or other lending institutions would charge on a similar loan, taking into account, among other things, the collateral pledged to secure the loan.

                  (i) Source of Loan Amounts. If the assets of an Account are invested in more than one Investment Fund and/or type of Account, the loan proceeds shall be charged against each Investment Fund and/or type of Account in the manner prescribed in the written loan policy statement.

                  (j) Crediting Loan Payments to Accounts. The loan shall be considered a directed investment of the borrower and any principal and interest paid on the loan shall be considered a part of his total Account. Each payment of principal and interest shall be credited to each Investment Fund and Account in the manner prescribed in the written loan policy statement.

                  (k) Remedies in the Event of Default. If any loan payments are not paid as and when due, the Administrative Committee may declare the loan to be in default. The Administrative Committee may take such actions, as it deems appropriate in accordance with its written loan policy statement, to allow the borrower to cure such default or to otherwise collect such overdue payments or, as the case may be, the outstanding balance of the loan. Among other things, the Administrative Committee's actions may include causing all or any portion of the borrower's Account which has been pledged to secure the loan to be used to repay such loan; provided, although the Administrative Committee may treat any portion of the loan balance that remains outstanding after a default as taxable income to the borrower, no portion of such outstanding loan balance may be treated as a reduction of a Participant's Account balance until such time as such reduction, if treated as a distribution, will not breach the special distribution restrictions of Code Section 1165(e)(2)(B).

                                   ARTICLE XI
                                 ADMINISTRATION

         11.1     Administrative Committee; Appointment and Term of Office.


                  (a) Appointment. The Administrative Committee shall consist of not less than one member who shall be appointed by and serve at the pleasure of the Board.

                  (b) Removal; Resignation. The Board shall have the right to remove any member of the Administrative Committee at any time. A member may resign at any time by written resignation to the Board. If a vacancy in the Administrative Committee should occur, a successor may be appointed by the Board.

                  (c) Certification. A written certification shall be given to the Trustee by the Board of all members of the Administrative Committee together with a specimen signature of each member. For all purposes hereunder, the Trustee shall be conclusively entitled to rely upon such certification until the Trustee is otherwise notified in writing.

         11.2     Organization of Administrative Committee.

                  The Administrative Committee may elect a Chairman and a Secretary from among its members. In addition to those powers set forth elsewhere in the Plan, the Administrative Committee may appoint such agents, who need not be members of such Administrative Committee, as it may deem necessary for the effective performance of its duties and may delegate to such agents such powers and duties, whether ministerial or discretionary, as the Administrative Committee may deem expedient or appropriate. The compensation of such agents who are not full-time Employees of a Participating Company shall be fixed by the Administrative Committee and shall be paid by the Controlling Company (to be divided equitably among the Participating Companies) or from the Trust Fund as determined by the Administrative Committee. The Administrative Committee shall act by majority vote. Its members shall serve as such without compensation.

         11.3     Powers and Responsibility.

                  The Administrative Committee shall fulfill the duties of "administrator" as set forth in Section 3(16) of ERISA and shall have complete control of the administration of the Plan hereunder, with all powers necessary to enable it properly to carry out its duties as set forth in the Plan and the Trust Agreement. The Administrative Committee shall have the following duties and responsibilities:

                  (a) to construe the Plan and to determine all questions that shall arise thereunder;

                  (b) to have all powers elsewhere herein conferred upon it;

                  (c) to decide all questions relating to the eligibility of Employees to participate in the benefits of the Plan;

                  (d) to determine the benefits of the Plan to which any Participant or Beneficiary may be entitled;

                  (e) to maintain and retain records relating to P articipants and Beneficiaries;

                  (f) to prepare and furnish to Participants all information required under Puerto Rico law or provisions of the Plan to be furnished to them;

                  (g) to prepare and furnish to the Trustee sufficient employee data and the amount of Contributions received from all sources so that the Trustee may maintain separate accounts for Participants and Beneficiaries and make required payments of benefits;

                  (h) to prepare and file or publish with the Secretary of Labor, the Secretary of the Treasury, their delegates and all other appropriate government officials all reports and other information required under law to be so filed or published;

                  (i) to provide directions to the Trustee with respect to methods of benefit payment, and all other matters where called for in the Plan or requested by the Trustee;

                  (j)      to engage assistants and professional advisers;

                  (k)      to arrange for fiduciary bonding;

                  (l) to provide procedures for determination of claims for benefits; and

                  (m)      to designate, from time to time, the Trustee.

all as further set forth herein.

         11.4     Records of Administrative Committee.

                  (a) Notices and Directions. Any notice, direction, order, request, certification or instruction of the Administrative Committee to the Trustee shall be in writing and shall be signed by a member of the Administrative Committee. The Trustee and every other person shall be entitled to rely conclusively upon any and all such proper notices, directions, orders, requests, certifications and instructions received from the Administrative Committee and reasonably believed to be properly executed, and shall act and be fully protected in acting in accordance with any such directions that are proper.

                  (b) Records. All acts and determinations of the Administrative Committee shall be duly recorded by its Secretary or under his supervision, and all such records (including records necessary to demonstrate compliance with the nondiscrimination requirements of the

Code), together with such other documents as may be necessary for the administration of the Plan, shall be preserved in the custody of such Secretary.

         11.5     Reporting and Disclosure.

                  The Administrative Committee shall keep all individual and group records relating to Participants and Beneficiaries and all other records necessary for the proper operation of the Plan. Such records shall be made available to the Participating Companies and to each Participant and Beneficiary for examination during normal business hours except that a Participant or Beneficiary shall examine only such records as pertain exclusively to the examining Participant or Beneficiary and the Plan and Trust Agreement. The Administrative Committee shall prepare and shall file as required by law or regulation all reports, forms, documents and other items required by ERISA, the Code and every other relevant statute, each as amended, and all regulations thereunder. This provision shall not be construed as imposing upon the Administrative Committee the responsibility or authority for the preparation, preservation, publication or filing of any document required to be prepared, preserved or filed by the Trustee or by any other Named Fiduciary to whom such responsibilities are delegated by law or by the Plan.

         11.6     Construction of the Plan.

                  The Administrative Committee shall take such steps as are considered necessary and appropriate to remedy any inequity that results from incorrect information received or communicated in good faith or as the consequence of an administrative error. The Administrative Committee, in its sole and full discretion, shall interpret the Plan and shall determine the questions arising in the administration, interpretation and application of the Plan. The Administrative Committee shall endeavor to act, whether by general rules or by particular decisions, so as not to discriminate in favor of or against any person and so as to treat all persons in similar circumstances uniformly. The Administrative Committee shall correct any defect, reconcile any inconsistency or supply any omission with respect to the Plan.

         11.7     Assistants and Advisors.

                  (a) Engaging Advisors. The Administrative Committee shall have the right to hire, at the expense of the Controlling Company (to be divided equitably among the Participating Companies), such professional assistants and consultants as it, in its sole discretion, deems necessary or advisable. To the extent that the costs for such assistants and advisors are not so paid by the Controlling Company, they shall be paid at the direction of the Administrative Committee from the Trust Fund as an expense of the Trust Fund.

                  (b) Reliance on Advisors. The Administrative Committee and the Participating Companies shall be entitled to rely upon all certificates and reports made by an accountant, attorney or other professional adviser selected pursuant to this Section; the Administrative Committee, the Participating Companies, and the Trustee shall be fully protected in respect to any action taken or suffered by them in good faith in reliance upon the advice or opinion of any such accountant, attorney or other professional adviser; and any action so taken or suffered shall be conclusive upon each of them and upon all other persons interested in the Plan.

         11.8     Investment Committee.

                  (a) Funding Policy. The Investment Committee is the Named Fiduciary to act on behalf of the Controlling Company to establish and carry out a funding policy consistent with the Plan objectives and with the requirements of any applicable law. Such policy shall be in writing and shall have due regard for the liquidity needs of the Trust. Such funding policy shall also state the general investment objectives of the Trust and the philosophy upon which maintenance of the Plan is based.

                  (b) Appointment. The Board shall determine the membership of the Investment Committee, and the members shall serve at the pleasure of the Board or until their resignation.

                  (c) Duties. The Investment Committee also shall carry out the Controlling Company's responsibility and authority:

                           (1) To appoint one or more persons to serve as investment manager with respect to all or part of the Plan assets, including assets maintained under separate accounts of an insurance company;

                           (2) To allocate the responsibility and authority being carried out by the Investment Committee among the members of the Committee;

                           (3) To take any action appropriate to ensure that the Plan assets are invested for the exclusive purpose of providing benefits to Participants and their Beneficiaries in accordance with the Plan and defraying reasonable expenses of administering the Plan, subject to the requirements of any applicable law; and

                           (4) To employ one or more persons to render advice with respect to any responsibility or authority being carried out by the Investment Committee. To the extent that the costs for such assistants and advisors are not paid by the Controlling Company, they shall be paid at the direction of the Investment Committee from the Trust Fund as an expense of the Trust Fund.

         11.9     Direction of Trustee.

                  The Investment Committee shall have the power to provide the Trustee with general investment policy guidelines and directions to assist the Trustee respecting investments made in compliance with, and pursuant to, the terms of the Plan.

         11.10    Bonding.

                  The Administrative Committee shall arrange for fiduciary bonding as is required by law, but no bonding in excess of the amount required by law shall be required by the Plan.

         11.11    Indemnification.

                  Each of the Administrative Committee and the Investment Committee and each member of those Committees shall be indemnified by the Participating Companies against judgment amounts, settlement amounts (other than amounts paid in settlement to which the Participating Companies do not consent) and expenses, reasonably incurred by the Committee or him in connection with any action to which the Committee or he may be a party (by reason of his service as a member of a Committee) except in relation to matters as to which the Committee or he shall be adjudged in such action to be personally guilty of gross negligence or willful misconduct in the performance of its or his duties. The foregoing right to indemnification shall be in addition to such other rights as such Committee or each Committee member may enjoy as a matter of law or by reason of insurance coverage of any kind. Rights granted hereunder shall be in addition to and not in lieu of any rights to indemnification to which such Committee or each Committee member may be entitled pursuant to the by-laws of the Controlling Company. Service on the Administrative or Investment Committee shall be deemed in partial fulfillment of a Committee member's function as an Employee, officer and/or director of the Controlling Company or any Participating Company, if he serves in such other capacity as well.

                                  ARTICLE XII
                  ALLOCATION OF AUTHORITY AND RESPONSIBILITIES

         12.1     Controlling Company and Board.

                  (a) General Responsibilities. The Controlling Company, as Plan sponsor, and the Board each shall serve as a Named Fiduciary having the following (and only the following) authority and responsibilities:

                           (1) To appoint the Administrative Committee, the Investment Committee and the Trustee, and to monitor each of their performances;

                           (2) To communicate such information to the Administrative Committee, the Investment Committee and the Trustee as each needs for the proper performance of its duties; and

                           (3) To provide channels and mechanisms through which the Administrative Committee can communicate with Participants and Beneficiaries.

In addition, the Controlling Company shall perform such duties as are imposed by law or by regulation and shall serve as Plan Administrator in the absence of an appointed Administrative Committee.

                  (b) Allocation of Authority. In the event any of the areas of authority and responsibilities of the Controlling Company and the Board overlap with that of any other Plan fiduciary, the Controlling Company and the Board shall coordinate with such other fiduciaries the execution of such authority and responsibilities; provided, the decision of the Controlling Company and the Board with respect to such authority and responsibilities ultimately shall be controlling.

                  (c) Authority of Participating Companies. Notwithstanding anything herein to the contrary, and in addition to the authority and responsibilities specifically given to the Participating Companies in the Plan, the Controlling Company, in its sole discretion, may grant the Participating Companies such authority and charge them with such responsibilities as the Controlling Company deems appropriate.

         12.2     Administrative Committee.

                  The Administrative Committee shall have the authority and responsibilities imposed by Article XI. With respect to said authority and responsibilities, the Administrative Committee shall be a Named Fiduciary, and as such, shall have no authority or responsibilities other than as granted in the Plan or as imposed as a matter of law.

         12.3     Investment Committee.

                  The Investment Committee, if any is appointed, shall be a Named Fiduciary with respect to its authority and responsibilities, as imposed by Article XI. The Investment Committee shall have no authority or responsibilities other than those granted in the Plan and the Trust.

         12.4     Trustee.

                  The Trustee shall be a Named Fiduciary with respect to investment of Trust Fund assets and shall have the powers and duties set forth in the Trust Agreement.

         12.5     Limitations on Obligations of Fiduciaries.

                  No fiduciary shall have authority or responsibility to deal with matters other than as delegated to it under the Plan, under the Trust Agreement or by operation of law. A fiduciary shall not in any event be liable for breach of fiduciary responsibility or obligation by another fiduciary (including Named Fiduciaries) if the responsibility or authority for the act or omission deemed to be a breach was not within the scope of such fiduciary's authority or delegated responsibility.

         12.6     Delegation.

                  Named Fiduciaries shall have the power to delegate specific fiduciary responsibilities (other than Trustee responsibilities). Such delegations may be to officers or Employees of a Participating Company or to other persons, all of whom shall serve at the pleasure of the Named Fiduciary making such delegation and, if full-time Employees of a Participating Company, without compensation. Any such person may resign by delivering a written resignation to the delegating Named Fiduciary. Vacancies created by any reason may be filled by the appropriate Named Fiduciary or the assigned responsibilities may be reabsorbed or redelegated by the Named Fiduciary.

         12.7     Multiple Fiduciary Roles.

                  Any person may hold more than one position of fiduciary responsibility and shall be liable for each such responsibility separately.

                                  ARTICLE XIII
                       AMENDMENT, TERMINATION AND ADOPTION

         13.1     Amendment.

                  The provisions of the Plan may be amended at any time and from time to time by the Administrative Committee; provided:

                  (a) No amendment shall increase the duties or liabilities of the Trustee without the consent of such party;

                  (b) No amendment shall decrease the balance or vested percentage of an Account or eliminate an optional form of benefit;

                  (c) No amendment shall be made which would divert any of the assets of the Trust Fund to any purpose other than the exclusive benefit of Participants and Beneficiaries, except that the Plan and Trust Agreement may be amended retroactively and to affect the Accounts of Participants and Beneficiaries if necessary to cause the Plan and Trust to be qualified and exempt from taxation under the Code;

                  (d) No amendment shall be made which constitutes a restatement of the Plan that significantly changes the Plan design without approval of the Board;

                  (e) No amendment shall affect any changes in the contribution formula without approval of the Board; and

                  (f) Each amendment shall be approved by the Administrative Committee by resolution.

         13.2     Termination.

                  (a) Right to Terminate. The Controlling Company expects the Plan to be continued indefinitely, but it reserves the right to terminate the Plan or to completely discontinue Contributions to the Plan at any time by action of the Board. In either event, the Administrative Committee, Investment Committee, each Participating Company and the Trustee shall be promptly advised of such decision in writing. [For termination of the Plan by a Participating Company as to itself (rather than the termination of the entire Plan) refer to
Section 13.3(e).]

                  (b) Vesting Upon Complete Termination. If the Plan is terminated by the Controlling Company or Contributions to the Plan are completely discontinued, the Accounts of all Participants, Beneficiaries or other successors in interest as of such date shall become 100 percent vested and nonforfeitable. Upon termination of the Plan, the Administrative Committee, in its sole discretion, shall instruct the Trustee either (i) to continue to manage and administer the assets of the Trust for the benefit of the Participants and their Beneficiaries pursuant to the terms and provisions of the Trust Agreement, or (ii) if there is no successor plan permitted under the terms of Section 9.1(c) or no benefits subject to the restrictions in said Section, to pay over to each Participant the value of his interest in a single sum and to thereupon dissolve the Trust.

                  (c) Dissolution of Trust. In the event that the Administrative Committee decides to dissolve the Trust, as soon as practicable following the termination of the Plan or the Administrative Committee's decision, whichever is later, the assets under the Plan shall be converted to cash or other distributable assets, to the extent necessary to effect a complete distribution of the Trust assets as described hereinbelow. Following completion of the conversion, on a date selected by the Administrative Committee, each individual with an Account under the Plan on such date shall receive a distribution of the total amount then credited to his Account; provided, if the Participating Companies maintain any defined Contribution plan other than the Plan, and if the balance of a Participant's Account is greater than $5,000 and such Participant does not consent to a lump sum distribution, the Administrative Committee shall direct that the Participant's Account be distributed by the purchase and distribution of a nonparticipating annuity with distribution terms comparable to those in the applicable provisions in Article IX. The amount of cash and other property distributable to each such individual shall be determined as of the date of distribution (treating, for this purpose, such distribution date as the Valuation Date coinciding with or immediately preceding the date as of which the distributable amount is determined). In the case of a termination distribution as provided herein, the Administrative Committee may direct the Trustee to take any action provided in Article IX dealing with unclaimed benefits, except that it shall not be necessary to hold funds for any period of time stated in such Section. Within the expense limitations set forth in the Plan, the Administrative Committee may direct the Trustee to use assets of the Trust Fund to pay any due and accrued expenses and liabilities of the Trust and any expenses involved in termination of the Plan (other than expenses incurred for the benefit of the Participating Companies).

         (d) Vesting Upon Partial Termination. In the event of a partial termination of the Plan [as defined in ERISA Section 4043(c)(4)], the Accounts of those Participants and Beneficiaries affected shall become 100 percent vested and nonforfeitable and, unless transferred to another qualified plan, shall be distributed in a manner and at a time consistent with the terms of Article IX.

         13.3     Adoption of the Plan by a Participating Company.

                  (a) Procedures for Participation. As of the Effective Date, the Controlling Company and the other Affiliates listed on Schedule A hereto shall be Participating Companies in the Plan. Any other company may become a Participating Company and commence participation in the Plan subject to the provisions of this subsection. In order for a company to become a Participating Company, the Administrative Committee must designate such company as a Participating Company and specify the effective date of such designation. The name of any company which shall commence participation in the Plan, along with the effective date of its participation, shall be recorded on Schedule A hereto which shall be appropriately modified each time a Participating Company is added or deleted. To adopt the Plan as a Participating Company, the board of directors of the company must approve a resolution expressly adopting the Plan for the benefit of its eligible employees and accepting designation as a Participating Company, subject to all of the provisions of this Plan and of the Trust. The resolution shall specify the date as of which the designation as a Participating Company shall be effective. A copy of the resolution (certified if requested) of the board of directors of the adopting Participating Company shall be provided to the Administrative Committee. Upon adoption of the Plan by a Participating Company as herein provided, the Employees of such company shall be eligible to participate in the Plan subject to the terms hereof and of the resolution of the Administrative Committee designating the adopting company as such.

         (b) Single Plan. The Plan, as adopted by all Participating Companies, shall be considered a single plan. All assets contributed to the Plan by the Participating Companies shall be held together in a single fund and shall be available to pay benefits to all Participants and Beneficiaries. Nothing contained herein shall be construed to prohibit the separate accounting of assets contributed by the Participating Companies for purposes of cost allocation, contributions, forfeitures and other purposes, pursuant to the terms of the Plan and as directed by the Administrative Committee.

         (c) Authority under Plan. As long as a Participating Company's designation as such remains in effect, such Participating Company shall be bound by, and subject to, all provisions of the Plan and the Trust. The exclusive authority to amend the Plan and the Trust shall be vested in the Administrative Committee, and no other Participating Company shall have any right to amend the Plan or the Trust. Any amendment to the Plan or the Trust adopted by the Administrative Committee shall be binding upon every Participating Company without further action by such Participating Company.

         (d) Contributions to Plan. A Participating Company shall be required to make Contributions to the Plan at such times and in such amounts as specified in Articles III and VI. The Contributions made (or to be made) to the Plan by the Participating Companies shall be allocated between and among such companies in whatever equitable manner or amounts as the Administrative Committee shall determine.

         (e) Withdrawal from Plan. The Administrative Committee may terminate the designation of a Participating Company, effective as of any date. A company's status as a Participating Company automatically shall cease as of the date it ceases to be an Affiliate with the Controlling Company. A Participating Company may withdraw from participation in the Plan, with the approval of the Administrative Committee, by action of its board of directors, provided such action is communicated in writing to the Administrative Committee. The withdrawal of a Participating Company shall be effective as of the last day of the Plan Year in which the notice of withdrawal is received by the Administrative Committee (unless the Controlling Company or Administrative Committee consents to a different effective date). Any such Participating Company which ceases to be a Participating Company shall be liable for all costs and liabilities (whether imposed under the terms of the Plan, the Code or ERISA) accrued through the effective date of its withdrawal or termination. The withdrawing or terminating Participating Company shall have no right to direct that assets of the Plan be transferred to a successor plan for its employees unless such transfer is approved by the Controlling Company or Administrative Committee in its sole discretion.

         13.4     Merger, Consolidation and Transfer of Assets or Liabilities.

                  In the event of any merger or consolidation of the Plan with, or transfer of assets or liabilities of the Plan to, any other plan, each Participant and Beneficiary shall have a plan benefit in the surviving or transferee plan (determined as if such plan were then terminated immediately after such merger, consolidation or transfer of assets or liabilities) that is equal to or greater than the benefit he would have been entitled to receive under the Plan immediately before such merger, consolidation or transfer of assets or liabilities, if the Plan had terminated at that time.

                                   ARTICLE XIV
                                  MISCELLANEOUS

         14.1     Nonalienation of Benefits and Spendthrift Clause.

                  (a) General Nonalienation Requirements. Except to the extent permitted by law and as provided in subsections (b) and (c) hereof, none of the Accounts, benefits, payments, proceeds or distributions under the Plan shall be subject to the claim of any creditor of a Participant or Beneficiary or to any legal process by any creditor of such Participant or of such Beneficiary; and neither such Participant nor any such Beneficiary shall have any right to alienate, commute, anticipate or assign any of the Accounts, benefits, payments, proceeds or distributions under the Plan except to the extent expressly provided herein.

                  (b)      Exception for Qualified Domestic Relations Orders.

                           (1)      The nonalienation requirements of subsection
         (a) hereof shall apply to the creation, assignment or recognition of a right to any benefit, payable with respect to a Participant pursuant to a domestic relations order, unless such order is (i) determined to be a qualified domestic relations order, as defined in ERISA Section 206(d)(3), entered on or after January 1, 1985, or (ii) any domestic relations order, as defined in ERISA Section 206(d)(3), entered before January 1, 1985, pursuant to which a transferor plan was paying benefits on January 1, 1985. The Administrative Committee shall establish reasonable written procedures to determine the qualified status of a domestic relations order. Further, to the extent provided under a qualified domestic relations order, a former spouse of a Participant shall be treated as the Spouse or Surviving Spouse for all purposes under the Plan.

                           (2) The Administrative Committee shall establish reasonable procedures to administer distributions under qualified domestic relations orders which are submitted to it. The Administrative Committee, to the extent provided in a qualified domestic relations order, shall direct the Trustee to pay, in a single sum payment, the full amount of the benefit payable to any alternate payee under a qualified domestic relations order. Such cash-out payment shall be made as soon as practicable after the end of the month within which the Administrative Committee determines that a domestic relations order is a qualified domestic relations order, or if later, when the terms of the qualified domestic relations order permit such a distribution. (See also Section 9.5.) If the terms of a qualified domestic relations order do not permit an immediate cash-out payment, the benefits shall be paid to the alternate payee in accordance with the terms of such order and the applicable terms of the Plan.

                  (c) Exception for Loans from the Plan. All loans made by the Trustee to any Participant or Beneficiary shall be secured by a pledge of the borrower's interest in the Plan.

         14.2     Exclusive Benefit; Refund of Contributions.

                  No part of the Trust Fund shall be used for or diverted to purposes other than the exclusive benefit of the Participants and their Beneficiaries, subject, however, to the payment of all costs of maintaining and administering the Plan and Trust. Notwithstanding the foregoing, Contributions to the Trust by a Participating Company may be refunded to the Participating Company under the following circumstances and subject to the following limitations:

                  (a) Permitted Refunds. If and to the extent permitted by the Code and other applicable laws and regulations thereunder, upon the Participating Company's request, a Contribution which is (i) made by a mistake in fact, or (ii) conditioned upon the deductibility of the Contribution under Code Section 1023, shall be returned to the Participating Company making the Contribution within 1 year after the payment of the Contribution or the disallowance of the deduction (to the extent disallowed), whichever is applicable.

                  (b) Payment of Refund. If any refund is paid to a Participating Company hereunder, such refund shall be made without interest or other investment gains, shall be reduced by any investment losses attributable to the refundable amount and shall be apportioned among the Accounts of the Participants as an investment loss, except to the extent that the amount of the refund can be attributed to one or more specific Participants (for example, as in the case of certain mistakes of fact), in which case the amount of the refund attributable to each such Participant's Account shall be debited directly against such Account.

                  (c) Limitation on Refund. No refund shall be made to a Participating Company if such refund would cause the balance in a Participant's Account to be less than the balance would have been had the refunded contribution not been made.

         14.3     Plan Expenses.

                  As permitted under the Code and ERISA, expenses incurred with respect to administering the Plan and Trust shall be paid by the Trustee from the Trust Fund to the extent such costs are not paid by the Participating Companies or to the extent the Controlling Company requests that the Trustee reimburse it for its payment of such expenses. The Administrative Committee may provide for any expenses specifically attributable to transactions involving an Account to be charged against such Account; provided, such expenses may not reduce a Participant's Account to an amount less than the Account balance as of the date the Administrative Committee decides to charge such expenses against such Account.

         14.4     No Contract of Employment.

                  Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefits shall be construed as giving any Participant, Employee or any person whomsoever the right to be retained in the service of any Affiliate, and all Participants and other Employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

         14.5     Legally Incompetent.

                  The Administrative Committee may in its discretion direct that payment be made and the Trustee shall make payment on such direction, directly to an incompetent or disabled person, whether incompetent or disabled because of minority or mental or physical disability, or to the guardian of such person or to the person having legal custody of such person, without further liability with respect to or in the amount of such payment either on the part of any Participating Company, the Administrative Committee or the Trustee.

         14.6     Heirs, Assigns and Personal Representatives.

                  The Plan shall be binding upon the heirs, executors, administrators, successors and assigns of the parties, including each Participant and Beneficiary, present and future.

         14.7     Title to Assets, Benefits Supported Only By Trust Fund.

                  No Participant or Beneficiary shall have any right to, or interest in, any assets of the Trust Fund upon termination of his employment or otherwise, except as provided from time to time under the Plan, and then only to the extent of the benefits payable under the Plan to such Participant out of the assets of the Trust Fund. Any person having any claim under the Plan shall look solely to the assets of the Trust Fund for satisfaction. The foregoing sentence notwithstanding, each Participating Company shall indemnify and save any of its officers, members of its board of directors or agents, and each of them, harmless from any and all claims, loss, damages, expense and liability arising from their responsibilities in connection with the Plan and from acts, omissions and conduct in their official capacity, except to the extent that such effects and consequences shall result from their own willful misconduct or gross negligence.

         14.8     Legal Action.

                  In any action or proceeding involving the assets held with respect to the Plan or Trust Fund or the administration thereof, the Participating Companies, the Administrative Committee and the Trustee shall be the only necessary parties and no Participants, Employees, or former Employees of the Company, their Beneficiaries or any other person having or claiming to have an interest in the Plan shall be entitled to any notice of process; provided, that such notice as is required by the Puerto Rico Treasury Department and the United States Department of Labor to be given in connection with Plan amendments, termination, curtailment or other activity shall be given in the manner and form and at the time so required. Any final judgment which is not appealed or appealable that may be entered in any such action or proceeding shall be binding and conclusive on the parties hereto, the Administrative Committee and all persons having or claiming to have an interest in the Plan.

         14.9     No Discrimination.

                  The Controlling Company, through the Administrative Committee, shall administer the Plan in a uniform and consistent manner with respect to all Participants and Beneficiaries and shall not permit discrimination in favor of officers, stockholders, supervisory or highly compensated Employees.

         14.10    Headings.

                  The headings and subheadings in the Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

         14.11    Construction, Controlling Law.

                  In the construction of the Plan, the masculine shall include the feminine and the feminine the masculine, and the singular shall include the plural and the plural the singular, in all cases where such meanings would be appropriate. Unless otherwise specified, any reference to a section shall be interpreted as a reference to a section of the Plan. The Plan shall be construed in accordance with the laws of the Commonwealth of Puerto Rico and applicable laws of the United States.

         14.12    Severability.

                  If any provisions of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

         IN WITNESS WHEREOF, the Controlling Company has caused the Plan to be executed by its duly authorized officer, as of the date first above written.

                                       HOME DEPOT PUERTO RICO, INC.


                                       By: /s/ L.A. Smith
                                          -------------------------------------

                                       Title: Vice President and Secretary
                                             ----------------------------------

                          THE HOME DEPOT FUTUREBUILDER

                                   SCHEDULE A
                   PARTICIPATING COMPANIES AND EFFECTIVE DATES
                    [see Plan Section 1.47 and Section 13.3]


         Name                                Effective Date

         The Home Depot, Inc.                June 15, 1998

                          THE HOME DEPOT FUTUREBUILDER

                                   SCHEDULE B
                       SERVICE WITH PREDECESSOR EMPLOYERS

                             FIRST AMENDMENT TO THE
                    HOME DEPOT FUTUREBUILDER FOR PUERTO RICO

         THIS FIRST AMENDMENT to The Home Depot FutureBuilder for Puerto Rico (the "Plan") is made this 30 day of MARCH, 2000, by Home Depot Puerto Rico, Inc. (the "Company").


                                   WITNESSETH:

         WHEREAS, the Company maintains the Plan for the benefit of its eligible employees; and

         WHEREAS, the Company desires to amend the Plan as provided herein;

         NOW, THEREFORE, the Plan is amended as follows:

         1. Section 1.43 is amended in its entirety effective June 15, 1998, to read as follows:

                  1.43 Maximum Deferral Amount means the lesser of (i) $8,000, as adjusted from time to time in accordance with Code ss.1165(e)(7), or (ii) 10 percent of a Participant's Compensation for the Plan Year.

         2. A new Section 1.48A is added effective June 15, 1998, as follows:

                  1.48A Plan Year means the calendar year.

         3. Section 3.2 is amended effective November 1, 1998, to read as follows:

                  3.2      Matching Contributions.

                           For each Active Participant on whose behalf a
                  Participating Company has made any Before-Tax Contributions, such Participating Company shall make, with respect to such payroll period or other payment of Compensation, a Matching Contribution to the Plan, equal to:

                           (a) 150 percent of the amount of such Before-Tax Contributions to the extent such Before-Tax Contributions do not exceed 1 percent of a Participant's Compensation for a payroll period (that is, such Matching Contributions shall not exceed 1.5 percent of the Active Participant's Compensation for such payroll period); and

                           (b) 50 percent of the amount of such Before-Tax Contributions to the extent such Before-Tax Contributions exceed 1 percent but do not exceed 5 percent of a Participant's Compensation for such payroll period;

                  (that is, the aggregate Matching Contributions made under subsection (a) and this subsection (b) shall not exceed 3.5 percent of the Active Participant's Compensation for such payroll period).

                  Moreover, the total amount of such Matching Contributions shall not exceed (or cause the Contributions to exceed) any of the maximum limitations described in ss.6.1. The Board, in its sole discretion, may change the contribution amounts set forth hereinabove.

         4. Section 6.2(b) is amended effective June 15, 1998, to read as follows:

                  Return of Excess Before-Tax Contributions. If the aggregate amount of a Participant's Before-Tax Contributions made for any calendar year by itself exceeds the Maximum Deferral Amount, the Participant shall be deemed to have notified the Administrative Committee of such excess, and the Administrative Committee shall cause the Trustee to distribute to such Participant the total of (i) the amount by which such Before-Tax Contributions exceed the Maximum Deferral Amount, plus (ii) any earnings allocable thereto (including, in the Administrative Committee's discretion, any gap income). In addition, Matching Contributions made on behalf of the Participant which are attributable to the distributed Before-Tax Contributions shall be forfeited.

         5. The first two sentences of Section 7.3(a) are amended effective June 15, 1998, to read as follows:

                  Investment of Contributions Except as otherwise provided in this Section, each Participant may elect the percentage or amount of his future Contributions (other than ESOP Contributions) that will be invested in each Investment Fund. An initial election of a Participant shall be made as of the Entry Date coinciding with or immediately following the date the Participant commences or recommences participation in the Plan and shall apply to all such specified Contributions credited to such Participant's Account after such Entry Date.

         6.       Section 9.7 is amended in its entirety to read as follows:

                  9.7      Unclaimed Benefits

                  In the event a Participant or Beneficiary becomes entitled to a distribution from the Plan and the Administrative Committee is unable to locate the Participant or Beneficiary after such diligent efforts as the Administrative Committee in its sole discretion deems appropriate, then the full Account of the Participant or Beneficiary shall be deemed abandoned and treated as a Forfeiture; provided, in the event such Participant or Beneficiary is located or makes a claim subsequent to the allocation of the abandoned Account, the amount of the abandoned Account (unadjusted for any investment gains or losses from the time of abandonment) shall be restored (from abandoned Accounts, Forfeitures, Trust earnings or Contributions made by the Participating Companies) to such Participant or Beneficiary.

         7. Effective as of April 1, 1999, the heading to Article X is amended to read as follows:

                        IN-SERVICE WITHDRAWALS AND LOANS

         8. Effective as of January 1, 2000, Section 10.1(b) of the Plan is amended to read as follows:

                           (b) Immediate and Heavy Financial Need. For purposes of the Plan, an immediate and heavy financial need exists if the withdrawal is on account of:

                                    (i)      expenses for medical care described
                           in Code ss. 1023(aa)(2)(P) previously incurred by the Participant, his Spouse or dependents, or necessary to obtain such medical care for such persons;

                                    (ii)     the purchase (excluding mortgage
                           payments) of a principal residence for the Participant;

                                    (iii)    the payment of tuition, room, board
                           and related educational fees for the next 12 months of post-secondary education for the Participant, his Spouse or dependents;

                                    (iv)     the need to prevent eviction of the
                           Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence;

                                    (v)      the payment of funeral expenses for
                           a member of the Participant's immediate family (that is, his parent, step-parent, father-in-law or mother-in-law, grandparent, brother or sister, half-brother or half-sister, step-brother or step-sister, Spouse, child, step-child or grandchild);

                                    (vi)     the payment of federal income taxes
                           with respect to the Participant's individual income tax returns for the two most recently ended tax years (including penalties and interest);

                                    (vii)    the payment of uninsured costs for
                           repairs to a Participant's principal residence for damages caused by a natural disaster or accident;

                                    (viii)   the payment of legal fees and
                           expenses incurred as a direct result of the adoption of a child by the Participant; or

                                    (ix)     any other event deemed an immediate
                           and heavy financial need by the Secretary of the Puerto Rico Treasury Department.

         9. Effective as of April 1, 1999, a new Section 10.3 is added to read as follows:

                  10.3     Age 65 Withdrawals

                           (a) Conditions. Beginning with the Plan Year in which a Participant attains age 65, a Participant who is an Employee of an Affiliate may request a withdrawal of all or part of his Account. A Participant may request two such withdrawals in any 12-consecutive month period.

                           (b)      Source of Funds. The amount of such
                  withdrawal shall be charged first against his Rollover Account, then against his Matching Account, then against his ESOP Account, and then against his Before-Tax Account, and shall be charged pro-rata against the Investment Funds in which such Accounts are invested.

                           (c)      Method. A withdrawal described in this
                  Section 10.3 shall be paid in the form of a single sum distribution which shall, except as otherwise provided herein, be paid in cash. To the extent that a portion of a Participant's Account that is to be withdrawn is invested in Company Stock, such withdrawal shall be made in the form of Company Stock or cash, at the election of the Participant.

         IN WITNESS WHEREOF, this First Amendment has been executed by the duly authorized officer of the Company as of the date first written above.


                                   HOME DEPOT PUERTO RICO, INC.


                                   By: /s/ L.A. Smith
                                      ------------------------------------------
                                   Title: Sr. Vice President and General Counsel
                                         ---------------------------------------

                             SECOND AMENDMENT TO THE
                    HOME DEPOT FUTUREBUILDER FOR PUERTO RICO


         THIS AMENDMENT to The Home Depot FutureBuilder for Puerto Rico (the "Plan") is made this 29th day of May, 2002, by the Administrative Committee of the Plan.


                              W I T N E S S E T H:

         WHEREAS, Home Depot Puerto Rico, Inc. maintains the Plan for the benefit of its eligible employees; and

         WHEREAS, Section 13.1 of the Plan provides that the Plan may be amended by the Administrative Committee, subject to certain limitations set forth in such Section;

         WHEREAS, the Administrative Committee desires to amend the Plan as provided herein (i) to provide for the daily valuation of accounts, and (ii) to allow each Participant to diversify the investment of all or a portion of his ESOP Account from the Company Stock Fund among the other Investment Funds;

         NOW, THEREFORE, the Plan is amended as follows:

         1. Section 1.62 is amended, effective April 1, 2002, to read as follows:

                  1.62 Valuation Date shall mean each day the New York Stock Exchange is open for trading. The value of an Account or the Trust Fund on any other date shall be the value determined as of the immediately preceding date on which the New York Stock Exchange was open for trading.

         2. Section 5.6 is amended, effective April 1, 2002, to read as follows:

                  5.6      Adjustments to Accounts

         As of each Valuation Date, the Trustee shall determine the fair market value of the Trust Fund which shall be the sum of the fair market values of the Investment Funds, as determined by the institutions maintaining the Investment Funds. Each Participant's or Beneficiary's Account shall be allocated and credited with a portion of such earnings or debited with a portion of such losses in each Investment Fund, in the proportion that the amount credited to such Account is invested in each Investment Fund. Each Account shall also be appropriately adjusted to reflect any contributions, distributions, withdrawals or transfers between Investment Funds and other disbursements from such Account. The provisions of this Section 5.6 shall apply to all investment earnings or losses other than dividends paid on Company Stock that are allocated pursuant to Section 5.7.

         3. Section 7.2(c) is deleted in its entirety, effective June 1, 2002.

         4. The introductory sentence to Section 7.3 is amended, effective June 1, 2002, to read as follows:

         Except as described in subsection (a) hereof, each Participant or Beneficiary generally may direct the manner in which his Contributions and Accounts shall be invested in and among the Investment Funds described in ss.7.2; provided, such investment directions shall be made in accordance with the following terms:

         5. Sections 7.3(a)and (b) are amended, effective June 1, 2002, to read as follows:

                  (a) Investment of Contributions. Except as otherwise provided in this Section, each Participant may elect, on a form provided by the Administrative Committee, through an interactive telephone or internet-based system, or in such other manner as the Administrative Committee may prescribe, the percentage of his future Contributions (other than ESOP or Matching Contributions) that will be invested in each Investment Fund. An initial election of a Participant shall be made as of the Entry Date on which the Participant commences or recommences participation in the Plan and shall apply to all such specified Contributions credited to such Participant's Account after such Entry Date. Such Participant may make subsequent elections as of any Valuation Date, and such elections shall apply to all such Contributions credited to such Participant's Accounts following such date; for purposes hereof, Contributions and/or Forfeitures that are credited to a Participant's or Beneficiary's Account shall be subject to the investment election in effect on the date on which such amounts are actually received and credited, regardless of any prior date "as of" which such Contributions may have been allocated to his Account. Any election made pursuant to this subsection with respect to future Contributions shall remain effective until changed by the Participant. In the event a Participant never makes an investment election or makes an incomplete or insufficient election in some manner, the Trustee, based on authorized directions from the Administrative Committee, shall direct the investment of the Participant's future Contributions. Notwithstanding anything in this subsection (a) to the contrary, all ESOP and Matching Contributions shall be initially invested in the Company Stock Fund; provided, the Participant or Beneficiary may elect to direct the investment of his existing ESOP and Matching Accounts among other Investment Funds in accordance with subsection (b) below.

                  (b) Investment of Existing Account Balances. Except as otherwise provided in this Section, each Participant or Beneficiary may elect, on a form provided by the Administrative Committee, through an interactive telephone or internet-based system, or in such other manner as the Administrative Committee may prescribe, the percentage of his existing Accounts that will be invested in each Investment Fund. Such Participant or Beneficiary may make such elections effective as of any Valuation Date following his Entry Date into the Plan (or the crediting of his Rollover Contribution). Each such election shall remain in effect until changed by such Participant or Beneficiary. In the event a Participant or Beneficiary fails to make an election for his existing Account balance pursuant to the terms of this subsection which is separate from his election made for his Contributions pursuant to the terms of this subsection (a) hereof, or if a Participant's or Beneficiary's investment election form is incomplete or insufficient in some manner, the Participant's or Beneficiary's existing Account balance will continue to be invested in the same manner provided under the terms of the most recent election affecting that portion of his Account. Notwithstanding anything in this subsection (b) to the contrary, a Participant's or Beneficiary's ESOP and Matching Account shall remain invested in the Company Stock Fund until the Participant or Beneficiary elects to change such investment; and, thereafter, that portion of the ESOP and Matching Accounts which has been invested in other Investment Funds shall be reinvested according to the Participant's or Beneficiary's subsequent investment elections along with all other Accounts.

         6. Subsections (1) and (2) of Section 9.1(b) are amended, effective April 1, 2002, to read as follows:

                  (b)      Timing of Distribution.

                           (1)      Except as provided in subsections (b)(2),
                  (b)(3), (b)(4), (d) and (e) hereof, benefits payable to a Participant under this Section shall be distributed as soon as administratively practicable following the last Business Day of the first full calendar month following the later of (i) the date on which the Participant affirmatively elects to receive such payment, or (ii) the date on which the Participant's separation from service or Disability has been processed by the Controlling Company's payroll system and communicated to the Plan's third-party recordkeeper (that is, the Administrative Committee's designee for processing distributions). The Administrative Committee shall establish terms and conditions governing elections made under this subsection (b)(1). Any amounts subsequently allocated to the ESOP Account of a Participant who incurs a Qualified Separation shall be distributed as soon as administratively practicable following the date of such allocation.

                           (2) Notwithstanding the foregoing, in the event that (A) the value of the Participant's Account exceeds (or at the time of any prior distribution exceeded) $5,000 and (B) the distribution date described in subsection (b)(1) hereof occurs or is to occur prior to the Participant's attainment of Normal Retirement Age, benefits shall not be distributed to such Participant at the time set forth in subsection (b)(1) hereof without the Participant's written election (including an on-line election) in such form as provided by the Administrative Committee. In order for such Participant's election to be valid, his election must be filed with the Administrative Committee within the 90-day period ending on such date, and the Administrative Committee (no later than 30 days and no earlier than 90 days before such distribution date) must have presented him with a notice informing him of his right to defer his distribution; provided, the Participant may elect to waive the minimum 30-day notice period and to receive his distribution before the end of such period. If the Participant does not consent in writing to the distribution of his benefit at such time, his benefit shall be distributed as soon as practicable after the date he files a written election with the Administrative Committee requesting such payment.

         7. Article XIV is amended, effective April 1, 2002, by adding a new Section 14.13 to the end thereof, as follows:

                           14.13    Recordkeeper Transition

                                    For purposes of effecting a change in the
                           Plan's recordkeeper, and notwithstanding anything in the Plan to the contrary, the Administrative Committee may designate a period during which transactions under the Plan (including without limitation investment elections, changes, fund transfers, withdrawals, loans and distributions) shall be suspended.

         IN WITNESS WHEREOF, this Second Amendment has been executed by the duly authorized member of the Administrative Committee as of the date first written above.


                                    ADMINISTRATIVE COMMITTEE OF THE HOME DEPOT
                                    FUTUREBUILDER FOR PUERTO RICO




                                    By: /s/ ILEANA CONNALLY
                                       ----------------------------------------

                                    Title: VP of Benefits
                                          -------------------------------------